EXHIBIT 99.2
                                                                    ------------

                                                              SEPTEMBER 13, 2002

                                  $452,739,665
                                  (APPROXIMATE)
                                 GSAMP 2002-WMC1
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         ESTIMATED      PRINCIPAL
                 APPROXIMATE     PRIMARY COLLATERAL   EXPECTED     INITIAL PASS-THROUGH  AVG. LIFE   PAYMENT WINDOW   MOODY'S/S&P
CERTIFICATES  PRINCIPAL BALANCE       GROUP         CREDIT SUPPORT       RATE (2)        (YRS) (3)       (3)(4)     EXPECTED RATINGS
------------------------------------------------------------------------------------------------------------------------------------
A-1           $ 233,053,000      Group  I (1)           19.00%     LIBOR + [ ]%            2.33      10/02 - 10/09     Aaa/AAA
A-2           $ 137,370,000      Group II (1)           19.00%     LIBOR + [ ]%            2.46      10/02 - 10/09     Aaa/AAA
M-1           $  34,298,000      Group I & II           11.50%     LIBOR + [ ]%            4.88      01/06 - 10/09     Aa2/AA
M-2           $  25,153,000      Group I & II            6.00%     LIBOR + [ ]%            4.81      11/05 - 10/09      A2/A
B-1           $  16,006,000      Group I & II            2.50%     LIBOR + [ ]%            4.77      10/05 - 10/09    Baa2/BBB
B-2           $   6,859,665      Group I & II            1.00%     LIBOR + [ ]%            4.45      10/05 - 10/09    Baa3/BBB-
   TOTAL      $ 452,739,665
------------------------------------------------------------------------------------------------------------------------------------

(1) Under certain circumstances, the Class A-1 Certificates may receive principal payments from the Group II Mortgage Loans and the Class A-2 Certificates may receive principal payments from the Group I Mortgage Loans.

(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Cleanup Call on all Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in October 2032.


SELECTED MORTGAGE POOL DATA
---------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                  GROUP I                        GROUP II             AGGREGATE
                                                    ---------------------------------------------------------------
                                                     ADJUSTABLE RATE    FIXED RATE  ADJUSTABLE RATE   FIXED RATE
---------------------------------------------------------------------------------------------------------------------------------
SCHEDULED PRINCIPAL BALANCE:                           $244,585,737    $43,134,776    $114,359,156    $55,233,123   $457,312,792
NUMBER OF MORTGAGE LOANS:                                     1,525            725             290            507          3,047
AVERAGE SCHEDULED PRINCIPAL BALANCE:                       $160,384        $59,496        $394,342       $108,941       $150,086
WEIGHTED AVERAGE GROSS COUPON:                                8.27%         10.13%           8.01%          9.70%          8.55%
WEIGHTED AVERAGE NET COUPON:                                  7.77%          9.62%           7.50%          9.20%          8.04%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                359            261             359            283            340
WEIGHTED AVERAGE SEASONING (MONTHS):                              1              1               1              1              1
WEIGHTED AVERAGE ORIGINAL FIRST LIEN LTV RATIO:              81.54%         76.48%          81.84%         79.43%         81.19%
WEIGHTED AVERAGE ORIGINAL TOTAL POOL LTV RATIO:              90.98%         90.12%          89.96%         89.79%         90.50%
WEIGHTED AVERAGE FICO SCORE:                                    636            655             639            646            640
WEIGHTED AVERAGE MONTHS TO ROLL (5):                             23            N/A              23            N/A             23
WEIGHTED AVERAGE GROSS MARGIN (5):                            6.02%            N/A           5.84%            N/A          5.97%
WEIGHTED AVERAGE INITIAL RATE CAP (5):                        1.59%            N/A           1.62%            N/A          1.60%
WEIGHTED AVERAGE PERIODIC RATE CAP (5):                       1.00%            N/A           1.00%            N/A          1.00%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE (5):            14.75%            N/A          14.50%            N/A         14.67%
---------------------------------------------------------------------------------------------------------------------------------

(5) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

FEATURES OF THE TRANSACTION

|X| Collateral consists of sub-prime fixed rate and adjustable rate, single family, first lien (90.47%) and second lien (9.53%) residential mortgage loans (the "Mortgage Loans") originated by WMC Mortgage Corporation. The Group I Mortgage Loans consist of 92.48% first liens and 7.52% second liens. The Group II Mortgage Loans consist of 87.05% first liens and 12.95% second liens.

|X| All second lien mortgage loans have their companion first lien mortgage loans included in the collateral pool (i.e. there are no stand-alone second lien mortgage loans).

|X|   The Mortgage Loans will be serviced by Ocwen Federal Bank F.S.B.
      ("Ocwen").

|X| Credit support for the Certificates is provided through a senior/subordinated structure. The expected amount of credit support for the Class A Certificates is 19.00% in the form of subordination and overcollateralization.

|X| The Deal will be modeled on Intex as "GSAMP02WMC1" and on Bloomberg as "GSAMP 02-WMC1."

|X| The Certificates in the table above will be registered under a registration statement filed with the Securities and Exchange Commission.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

TIME TABLE
----------

EXPECTED CLOSING DATE:                          September 20, 2002
CUT-OFF DATE:                                   September 1, 2002
EXPECTED PRICING DATE:                          September 13, 2002
FIRST DISTRIBUTION DATE:                        October 21, 2002

KEY TERMS
---------

DEPOSITOR:                                      GS Mortgage Securities Corp.
SERVICER:                                       Ocwen Federal Bank F.S.B.
TRUSTEE:                                        Deutsche Bank National Trust Company

SERVICING FEE:                                  50 bps
TRUSTEE FEE:                                    1 bps
DISTRIBUTION DATE:                              20th day of the month or the following Business Day
RECORD DATE:                                    For any Distribution Date, the last Business Day of the accrual period
DELAY DAYS:                                     0 day delay on all Certificates
DAY COUNT:                                      Actual/360 basis
INTEREST ACCRUAL:                               The prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

PRICING PREPAYMENT ASSUMPTION:                  Adjustable rate mortgage loans: 28% Fixed rate mortgage loans: CPR starting at 10%
                                                CPR in month 1 of the life of the loan and increasing to 25% CPR in month 12 of the life of the loan (a 1.364% increase per month), and remaining at 25% CPR thereafter

MORTGAGE LOANS:                                 The Trust will consist of two groups consisting of sub-prime fixed and adjustable rate, single family, first lien (90.47%) and second lien (9.53%), residential mortgage loans.

GROUP I MORTGAGE LOANS:                         Approximately $287,720,513 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.

GROUP II MORTGAGE LOANS:                        Approximately $169,592,279 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie
                                                Mae.

SERVICER ADVANCING:                             Yes as to principal and interest, subject to recoverability

COMPENSATING INTEREST:                          Yes, up to one-half of the servicing fee for the related interest accrual period
OPTIONAL CALL:                                  The Certificates will have a 10% optional termination provision.
RATING AGENCIES:                                Moody's Investors Service, Inc. and Standard & Poor's Ratings Group
MINIMUM DENOMINATION:                           Class A-1 and Class A-2 Certificates (together, the "Class A Certificates") -
                                                $25,000 Class M-1, Class M-2, Class B-1 and Class B-2 Certificates - $250,000

LEGAL INVESTMENT:                               It is anticipated that the Class A-1 and the Class A-2 Certificates will not be
                                                SMMEA eligible.

ERISA ELIGIBLE:                                 Underwriter's exemption is expected to apply to all Offered Certificates.  However, prospective purchasers should consult their own counsel.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

TAX TREATMENT:                                  All Offered Certificates represent REMIC regular interests and interests in certain basis risk interest carryover payments, each of which will be treated as a cap contract.

PROSPECTUS:                                     The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                                PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT
                                                SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

STRUCTURE OF THE CERTIFICATES
-----------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Principal will be paid sequentially until the later of three years and the date when the Credit Enhancement Percentage of the Class A Certificates is greater than or equal to 38.00% (or earlier to the extent that the Class A Certificates have been paid in full). After such date, as long as no Trigger Event has occurred, the bonds will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the holders).

Interest will be paid monthly at a rate of one-month LIBOR plus a margin that will step up after the call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest and will be payable after payment of all required principal payments on such future Distribution Date.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) 1.00% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans, and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x)   the Distribution Date occurring in October 2005; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 38.00%.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


------------------------------------------------------------------------------------------------------------------------------
                      CLASS                     INITIAL SUBORDINATION PERCENTAGE      STEP-DOWN DATE PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------
                        A                                     19.00%                             38.00%
------------------------------------------------------------------------------------------------------------------------------
                       M-1                                    11.50%                             23.00%
------------------------------------------------------------------------------------------------------------------------------
                       M-2                                     6.00%                             12.00%
------------------------------------------------------------------------------------------------------------------------------
                       B-1                                     2.50%                              5.00%
------------------------------------------------------------------------------------------------------------------------------
                       B-2                                     1.00%                              2.00%
------------------------------------------------------------------------------------------------------------------------------

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's senior enhancement percentage to be specified in the Prospectus and (ii) may include other trigger events related to the performance of the Mortgage Loans to be specified in the Prospectus. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

STEP-UP COUPONS. For all Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The coupon for the Class A Certificates will increase to 2 times the margin and the coupon for the Class M-1, M-2, B-1 and B-2 Certificates will increase to 1.5 times the margin.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP I CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP II CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1 AND B-2 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates, and (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any Group of Mortgage Loans is insufficient to make the related payments set forth in clause (1) or (2) above, any Interest Remittance Amount relating to the other Group of Mortgage Loans remaining after making the related payments set forth in clause (1) or (2) above will be available to cover that shortfall;

      (ii)  to the Class M-1 Certificates, its Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, its Accrued Certificate Interest,

      (iv)  to the Class B-1 Certificates, its Accrued Certificate Interest, and

      (v)   to the Class B-2 Certificates, its Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

      (i) to the Class A Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

      (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero,

      (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero,

      (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero, and

      (v) to the Class B-2 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

      (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balances thereof have been reduced to zero,

      (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

      (v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i)   to the Class M-1 Certificates, the unpaid interest shortfall amount,

      (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount,

      (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount,

      (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount,

      (v)   to the Class B-1 Certificates, the unpaid interest shortfall amount,

      (vi) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount,

      (vii) to the Class B-2 Certificates, the unpaid interest shortfall amount,

      (viii) to the Class B-2 Certificates, the allocated unreimbursed realized loss amount,

      (ix) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

      (x) sequentially, to Classes M-1, M-2, B-1 and B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fee and the trustee fee.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date, means the excess, if any of (i) the overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION PERCENTAGE. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,286,564.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 77.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,286,564.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,286,564.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) approximately 95.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
(B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,286,564.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-1 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) approximately 98.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
(B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,286,564.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

SELECTED MORTGAGE LOAN DATA
---------------------------

                       THE MORTGAGE LOANS (ALL COLLATERAL)

Scheduled Principal Balance:                                     $457,312,792
Number of Mortgage Loans:                                               3,047
Average Scheduled Principal Balance:                                 $150,086
Weighted Average Gross Coupon:                                          8.55%
Weighted Average Net Coupon:                                            8.04%
Weighted Average Stated Remaining Term (months):                          340
Weighted Average Seasoning (months):                                        1
Weighted Average Original First Lien LTV Ratio:                        81.19%
Weighted Average Original Total Pool LTV Ratio:                        90.50%
Weighted Average FICO Score:                                              640
Weighted Average Months to Roll*:                                          23
Weighted Average Gross Margin*:                                         5.97%
Weighted Average Initial Rate Cap*:                                     1.60%
Weighted Average Periodic Rate Cap*:                                    1.00%
Weighted Average Gross Maximum Lifetime Rate*:                         14.67%

*Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                          DISTRIBUTION BY CURRENT RATE

                               AGGREGATE     PCT. OF                                            WEIGHTED        PCT.
               NUMBER OF       PRINCIPAL    MORT. POOL                               AVERAGE      ORIG.         FULL
               MORTGAGE         BALANCE      BY AGG.      WEIGHTED  WEIGHTED AVG.    PRINCIPAL    TOTAL         DOC.      PCT. OWNER
CURRENT RATE    LOANS         OUTSTANDING   PRIN. BAL.  AVG. COUPON     FICO         BALANCE     POOL LTV       LOAN       OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
5.50- 5.99%       10        $1,808,459.08     0.40%        5.990%        724        $180,846      99.78%       100.00%      95.53%
6.00- 6.49%       18         4,174,380.62      0.91        6.403         699         231,910      88.25         69.78       92.46
6.50- 6.99%      210        50,982,549.16     11.15        6.832         666         242,774      93.39         62.75       98.35
7.00- 7.49%      193        42,514,650.94      9.30        7.236         656         220,283      90.92         53.67       95.77
7.50- 7.99%      550       118,791,431.09     25.98        7.748         654         215,984      90.34         37.45       95.08
8.00- 8.49%      208        38,506,909.34      8.42        8.230         638         185,129      90.63         32.13       93.05
8.50- 8.99%      498        83,511,785.40     18.26        8.739         622         167,694      88.27         39.82       95.99
9.00- 9.49%      135        21,797,451.92      4.77        9.228         616         161,463      87.54         43.61       92.70
9.50- 9.99%      259        35,360,600.57      7.73        9.742         599         136,527      87.43         55.78       92.17
10.00-10.49%      77         7,843,708.45      1.72       10.206         586         101,866      87.64         67.54       91.73
10.50-10.99%     173        14,367,308.64      3.14       10.738         600          83,048      89.02         55.39       90.80
11.00-11.49%      49         3,518,072.09      0.77       11.207         596          71,797      89.42         43.40       98.37
11.50-11.99%     260        14,738,991.37      3.22       11.833         639          56,688      96.59         49.26       97.51
12.00-12.49%      75         4,220,760.54      0.92       12.175         656          56,277      96.72         24.12       99.53
12.50-12.99%     106         5,041,799.00      1.10       12.811         689          47,564      99.20         14.18       99.68
13.00-13.49%      33         1,385,590.44      0.30       13.330         676          41,988      97.35         12.57       93.72
13.50-13.99%     164         7,112,964.63      1.56       13.903         648          43,372      99.34         20.95      100.00
14.00-14.49%      14           765,755.67      0.17       14.293         646          54,697      99.49         10.49      100.00
14.50-14.99%      15           869,623.52      0.19       14.896         653          57,975      100.00        20.95      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL          3,047      $457,312,792.47    100.00%       8.553%        640        $150,086       90.50%       44.74%      95.24%
====================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

                          DISTRIBUTION BY PERIODIC CAP

                          AGGREGATE       PCT. OF                                              WEIGHTED
           NUMBER OF      PRINCIPAL      MORT. POOL                                 AVERAGE      ORIG.     PCT. FULL        PCT.
PERIODIC   MORTGAGE        BALANCE        BY AGG.       WEIGHTED      WEIGHTED     PRINCIPAL  TOTAL POOL      DOC.         OWNER
CAP          LOANS       OUTSTANDING     PRIN. BAL.   AVG. COUPON     AVG. FICO     BALANCE      LTV          LOAN        OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
1.00%       1,815      $358,944,893.62    78.49%       8.188%         637           $197,766      90.65     44.85%         95.38%
N/A         1,232        98,367,898.85    21.51        9.887          650             79,844      89.94     44.30          94.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL       3,047      $457,312,792.47    100.00%      8.553%         640           $150,086      90.50%    44.74%         95.24%
====================================================================================================================================

                      DISTRIBUTION BY MONTHS TO RATE RESET

                         AGGREGATE       PCT. OF                                                WEIGHTED
            NUMBER OF    PRINCIPAL     MORT. POOL                                 AVERAGE         ORIG.
 MONTHS TO  MORTGAGE      BALANCE        BY AGG.     WEIGHTED      WEIGHTED      PRINCIPAL     TOTAL POOL    PCT. FULL   PCT. OWNER
RATE RESET   LOANS      OUTSTANDING     PRIN. BAL   AVG. COUPON   AVG. FICO       BALANCE          LTV       DOC. LOAN    OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
0-12        3          $1,082,982.50      0.24%        8.805%       671            $360,994        90.00%      17.78%       100.00%
13-24       1,693      333,280,327.85     72.88        8.211        636            196,858         90.67       44.31        95.13
25-36       119        24,581,583.27      5.38         7.851        642            206,568         90.48       53.49        98.55
N/A         1,232      98,367,898.85      21.51        9.887        650            79,844          89.94       44.30        94.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL       3,047      457,312,792.47     100.00%      8.553%       640            $150,086        90.50%      44.74%       95.24%
====================================================================================================================================


                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                NUMBER   AGGREGATE          PCT. OF                                                 WEIGHTED
                 OF      PRINCIPAL        MORT. POOL                                   AVERAGE       ORIG.                   PCT.
GROSS MAXIMUM  MORTGAGE   BALANCE           BY AGG.     WEIGHTED      WEIGHTED AVG.   PRINCIPAL      TOTAL      PCT. FULL   OWNER
LIFETIME RATE   LOANS   OUTSTANDING        PRIN. BAL   AVG. COUPON        FICO         BALANCE     POOL LTV     DOC. LOAN  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
9.00-11.99%        3      $622,158.46        0.14%        7.101%         661            $224,291       91.93%     59.67%   100.00%
12.00-12.49%      11     1,923,734.78        0.42         6.021          721             174,885       99.79     100.00     95.79
12.50-12.99%      23     5,563,642.71        1.22         6.611          692             241,898       90.25      59.67     94.34
13.00-13.49%     203    49,284,501.60       10.78         6.854          665             242,781       93.55      62.41     98.29
13.50-13.99%     161    35,167,561.98        7.69         7.255          654             218,432       92.09      53.80     95.74
14.00-14.49%     435    97,429,115.76       21.30         7.755          656             223,975       92.13      36.05     95.50
14.50-14.99%     171    32,318,950.43        7.07         8.237          640             189,000       91.51      27.78     93.42
15.00-15.49%     364    69,815,618.46       15.27         8.745          618             191,801       88.80      36.47     95.89
15.50% & Above   443    66,564,733.56       14.56         9.895          591             150,259       86.89      53.92     93.29
N/A            1,233    98,622,774.73       21.57         9.886          650             79,986        89.94      44.44     94.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL          3,047  $457,312,792.47      100.00%        8.553%         640             $150,086      90.50%     44.74%    95.24%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                          DISTRIBUTION BY GROSS MARGIN

                            AGGREGATE        PCT. OF                                              WEIGHTED
               NUMBER OF    PRINCIPAL      MORT. POOL                               AVERAGE        ORIG.                      PCT.
                MORTGAGE     BALANCE         BY AGG.        WEIGHTED    WEIGHTED   PRINCIPAL       TOTAL       PCT. FULL     OWNER
GROSS MARGIN     LOANS     OUTSTANDING      PRIN. BAL     AVG. COUPON   AVG. FICO   BALANCE       POOL LTV     DOC. LOAN    OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
1.00- 5.99%      845      $183,969,880.05     40.23%         7.699%      655         $217,716      92.00%       44.62%        96.06%
6.00- 6.49%      399        79,350,129.95     17.35          8.208       635          198,873      91.36        41.91         95.56
6.50- 6.99%      239        44,656,996.67     9.77           8.672       618          186,849      87.90        39.35         93.40
7.00- 7.49%      110        17,732,312.44     3.88           9.244       597          161,203      87.47        47.02         93.29
7.50- 7.99%      100        15,398,979.87     3.37           9.337       595          153,990      87.05        61.38         94.60
8.00-10.49%      121        17,581,718.76     3.84           9.890       581          145,303      86.82        57.17         95.21
N/A            1,233        98,622,774.73    21.57           9.886       650           79,986      89.92        44.44         94.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL          3,047      $457,312,792.47   100.00%          8.553%      640         $150,086      90.50%       44.74%        95.24%
====================================================================================================================================


                        DISTRIBUTION BY AMORTIZATION TYPE

                                             PCT. OF
                                AGGREGATE      MORT.                                              WEIGHTED    PCT.
                 NUMBER OF     PRINCIPAL      POOL BY                                   AVERAGE     ORIG.     FULL
 AMORTIZATION    MORTGAGE       BALANCE         AGG.         WEIGHTED    WEIGHTED AVG. PRINCIPAL    TOTAL     DOC.       PCT. OWNER
 TYPE              LOANS      OUTSTANDING     PRIN. BAL    AVG. COUPON      FICO        BALANCE    POOL LTV   LOAN       OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
 6-Month LIBOR      3        $1,082,982.50      0.24%       8.805%          671         $360,994     90.00%   17.78%      100.00%
 2/28 ARM       1,692       333,161,383.36     72.85        8.210           636          196,904     90.67    44.29        95.13
 3/27 ARM         120        24,700,527.76      5.40        7.861           641          205,838     90.45    53.71        98.56
 Fixed-Rate     1,232        98,367,898.85     21.51        9.887           650           79,844     89.94    44.30        94.71
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL          3,047      $457,312,792.47    100.00%       8.553%          640         $150,086     90.50%   44.74%       95.24%
====================================================================================================================================

                            DISTRIBUTION BY ZIP CODES

                                                                                                  WEIGHTED
              NUMBER OF        AGGREGATE        PCT. OF MORT.                 WEIGHTED  AVERAGE     ORIG.        PCT.         PCT.
               MORTGAGE    PRINCIPAL BALANCE    POOL BY AGG.    WEIGHTED        AVG.   PRINCIPAL    TOTAL        FULL        OWNER
 ZIP CODES      LOANS         OUTSTANDING         PRIN. BAL    AVG. COUPON      FICO    BALANCE    POOL LTV     DOC. LOAN   OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
94080            13           $3,152,438.32        0.69%           7.262%       698      $242,495     94.41%      85.61%    100.00%
91364             8            2,941,773.09        0.64            8.272        636       367,722     86.36       27.58      83.02
91344            19            2,809,490.11        0.61            8.435        660       147,868     94.53       65.27     100.00
93030            15            2,284,466.38        0.50            8.668        641       152,298     94.73       31.20     100.00
91304            14            2,278,171.95        0.50            7.841        625       162,727     88.56       52.13     100.00
93033            16            2,261,561.51        0.49            8.443        676       141,348     96.83        9.89      89.23
90045             8            2,252,882.89        0.49            8.482        614       281,610     91.90       38.86     100.00
95132             8            2,120,074.56        0.46            8.259        671       265,009     96.98       87.04     100.00
93063            13            2,095,206.73        0.46            8.299        691       161,170     92.51        0.00     100.00
91342            16            2,068,977.24        0.45            8.770        654       129,311     94.52       32.06     100.00
All Others    2,917          433,047,749.69       94.69            8.571        639       148,457     90.36       44.74      95.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL         3,047         $457,312,792.47      100.00%           8.553%       640      $150,086     90.50%      44.74%     95.24%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                              DISTRIBUTION BY STATE

                              AGGREGATE      PCT. OF                                        WEIGHTED
               NUMBER OF     PRINCIPAL      MORT. POOL  WEIGHTED                 AVERAGE     ORIG.        PCT.        PCT.
               MORTGAGE       BALANCE        BY AGG.      AVG.       WEIGHTED   PRINCIPAL    TOTAL        FULL       OWNER
       STATE     LOANS      OUTSTANDING     PRIN. BAL    COUPON      AVG. FICO   BALANCE    POOL LTV    DOC. LOAN   OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
California      1,521     $269,581,478.87     58.95%       8.309%       650       $177,240     91.73%      43.40%     95.44%
Arizona           190       19,658,404.50      4.30        8.807        633       103,465      91.95       42.97      95.73
Florida           133       16,724,304.15      3.66        9.344        620       125,747      88.98       43.70      92.82
New York           84       14,621,601.65      3.20        8.551        621       174,067      79.57       43.13      96.75
Virginia           83       11,519,985.47      2.52        8.745        622       138,795      90.22       48.83      95.07
Texas             117       11,350,794.41      2.48        8.866        648       97,015       92.40       44.54      99.21
Pennsylvania      106       11,303,088.33      2.47        9.146        614       106,633      88.36       44.28      95.98
Colorado           68        9,939,596.88      2.17        8.723        642       146,171      91.60       28.95      93.31
Massachusetts      53        9,740,671.08      2.13        8.678        605       183,786      79.65       56.83      94.35
Illinois           60        8,751,364.42      1.91        9.035        629       145,856      89.34       47.46      94.26
All Others        632       74,121,502.71     16.21        8.933        623       117,281      89.65       50.27      94.40
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           3,047     $457,312,792.47    100.00%       8.553%       640       $150,086     90.50%      44.74%     95.24%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                     DISTRIBUTION BY ORIGINAL FIRST LIEN LTV

                   NUMBER        AGGREGATE       PCT. OF                                             WEIGHTED
                     OF          PRINCIPAL     MORT. POOL                    WEIGHTED    AVERAGE       ORIG.                 PCT.
ORIGINAL FIRST    MORTGAGE        BALANCE        BY AGG.        WEIGHTED       AVG.     PRINCIPAL   FIRST LIEN   PCT. FULL   OWNER
LIEN LTV           LOANS        OUTSTANDING     PRIN. BAL     AVG. COUPON      FICO      BALANCE        LTV      DOC. LOAN  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Below 40.00%           11       $1,037,544.81       0.23%         8.411%       596         $94,322      30.09%      55.23%   82.66%
40 - 49.99%            15        2,312,247.20       0.51          7.984        608         154,150      46.15       30.45    98.27
50 - 59.99%            36        6,241,336.67       1.36          8.053        617         173,370      55.78       41.74    87.56
60 - 69.99%            67       13,111,359.67       2.87          8.429        593         195,692      64.99       36.62    91.24
70 - 79.99%           245       49,426,761.09      10.81          8.319        613         201,742      74.62       32.66    90.33
80 - 84.99%         1,116      219,674,837.17      48.04          7.805        657         196,841      80.10       41.67    97.39
85 - 89.99%           224       39,785,868.16       8.70          8.940        593         177,615      85.40       59.31    92.48
90 - 94.99%           269       51,564,476.72      11.28          8.792        620         191,690      90.20       56.30    90.53
95 - 100.00%          173       30,575,886.76       6.69          8.740        641         176,739      95.48       61.62    97.21
Second Lien           891       43,582,474.22       9.53         11.970        669          48,914         N/A     38.43    99.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               3,047     $457,312,792.47     100.00%         8.553%       640         $150,086     81.19%      44.74%   95.24%
====================================================================================================================================


                     DISTRIBUTION BY ORIGINAL TOTAL POOL LTV

                      NUMBER     AGGREGATE         PCT. OF                                         WEIGHTED
                        OF       PRINCIPAL        MORT. POOL                WEIGHTED    AVERAGE      ORIG.                   PCT.
  ORIGINAL TOTAL     MORTGAGE     BALANCE          BY AGG.       WEIGHTED     AVG.     PRINCIPAL  TOTAL POOL   PCT. FULL    OWNER
     POOL LTV          LOANS    OUTSTANDING       PRIN. BAL    AVG. COUPON    FICO      BALANCE       LTV      DOC. LOAN   OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
 Below 40.00%           11      $1,037,544.81        0.23%      8.411%          596      $94,322     30.09%     55.23%     82.66%
 40 - 49.99%            15       2,312,247.20        0.51       7.984           608      154,150     46.15      30.45      98.27
 50 - 59.99%            35       5,882,151.98        1.29       8.011           614      168,061     55.53      44.29      86.81
 60 - 69.99%            66      12,511,704.87        2.74       8.413           588      189,571     64.89      38.37      90.82
 70 - 79.99%           205      38,646,568.71        8.45       8.413           600      188,520     74.38      37.93      88.70
 80 - 84.99%           274      53,457,879.92       11.69       8.183           617      195,102     80.46      40.69      92.26
 85 - 89.99%           227      40,933,470.62        8.95       8.954           595      180,324     85.46      57.25      92.69
 90 - 94.99%           311      59,267,994.95       12.96       8.726           626      190,572     90.28      51.85      90.72
 95 - 100.00%        1,903     243,263,229.41       53.19       8.574           665      127,831     99.01      43.29      98.91
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL               3,047    $457,312,792.47    100.00%        8.553%          640     $150,086     90.50%     44.74%     95.24%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                          DISTRIBUTION BY DOCUMENTATION

                NUMBER       AGGREGATE       PCT. OF                                               WEIGHTED
                 OF          PRINCIPAL     MORT. POOL      WEIGHTED                     AVERAGE      ORIG.        PCT.       PCT.
               MORTGAGE       BALANCE        BY AGG.         AVG.      WEIGHTED AVG.   PRINCIPAL     TOTAL        FULL      OWNER
DOCUMENTATION   LOANS       OUTSTANDING     PRIN. BAL       COUPON        FICO         BALANCE     POOL LTV    DOC. LOAN   OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc        1,423     $204,581,305.79     44.74%         8.409%        626          $143,768     90.70%      100.00%     96.47%
Streamlined       801      115,225,626.23     25.20          8.776         671           143,852     95.06         0.00      97.88
Stated Doc        450       73,727,250.54     16.12          8.597         642           163,838     83.18         0.00      91.24
Limited Doc       214       33,249,178.82      7.27          8.614         630           155,370     90.96         0.00      94.39
Alt Doc           153       30,073,889.54      6.58          8.496         622           196,561     89.00         0.00      87.35
N/A                 6          455,541.55      0.10          9.458         599            75,924     93.75         0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           3,047     $457,312,792.47    100.00%         8.553%        640          $150,086     90.50%       44.74%     95.24%
====================================================================================================================================

                        DISTRIBUTION BY OCCUPANCY STATUS

                                                                                                   WEIGHTED
                  NUMBER OF       AGGREGATE       PCT. OF MORT.               WEIGHTED   AVERAGE     ORIG.
                  MORTGAGE    PRINCIPAL BALANCE    POOL BY AGG.  WEIGHTED       AVG.    PRINCIPAL TOTAL POOL  PCT. FULL   PCT. OWNER
OCCUPANCY STATUS    LOANS        OUTSTANDING        PRIN. BAL   AVG. COUPON     FICO     BALANCE      LTV     DOC. LOAN    OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied   2,891       $435,523,135.13        95.24%        8.551%       638       $150,648     90.93%     45.32%   100.00%
Investment         121         16,684,619.57         3.65         8.725        658        137,889     79.64      31.94      0.00
Second Home         35          5,105,037.77         1.12         8.203        684        145,858     89.39      37.00      0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL            3,047       $457,312,792.47       100.00%        8.553%       640       $150,086     90.50%     44.74%    95.24
====================================================================================================================================

                          DISTRIBUTION BY PROPERTY TYPE

                 NUMBER        AGGREGATE      PCT. OF                                             WEIGHTED
                  OF           PRINCIPAL     MORT. POOL                                AVERAGE     ORIG.                     PCT.
                MORTGAGE       BALANCE        BY AGG.       WEIGHTED      WEIGHTED    PRINCIPAL    TOTAL     PCT. FULL      OWNER
PROPERTY TYPE   LOANS        OUTSTANDING     PRIN. BAL.   AVG. COUPON    AVG. FICO     BALANCE    POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
Single Family   2,170     $322,949,565.28     70.62%          8.572%        636       $148,825     90.37%     44.77%       96.35%
PUD               395       63,165,167.72     13.81           8.558         644        159,912     93.48      44.78        95.82
Condo             322       40,596,154.17      8.88           8.386         657        126,075     92.65      48.43        94.48
2-4 Family        155       30,183,529.81      6.60           8.560         648        194,732     82.87      39.02        83.07
Man. Housing        4          390,082.73      0.09           9.321         577         97,521     78.44      66.61       100.00
N/A                 1           28,292.76      0.01          12.500         757         28,293    100.00       0.00       100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL           3,047     $457,312,792.47    100.00%          8.553%        640       $150,086     90.50%     44.74%       95.24%
===================================================================================================================================

                          DISTRIBUTION BY LOAN PURPOSE

                                 AGGREGATE                                                            WEIGHTED   PCT.
                  NUMBER OF      PRINCIPAL     PCT. OF MORT.                              AVERAGE      ORIG.     FULL       PCT.
                  MORTGAGE        BALANCE      POOL BY AGG.     WEIGHTED    WEIGHTED     PRINCIPAL   TOTAL POOL  DOC.      OWNER
 LOAN PURPOSE      LOANS        OUTSTANDING     PRIN. BAL.    AVG. COUPON   AVG. FICO     BALANCE       LTV      LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
Purchase          1,978       $276,502,837.31     60.46%         8.584%       658          $139,789     95.01%   41.58%   95.27%
Cash out Refi       899        153,769,456.94     33.62          8.489        612           171,045     83.53    49.35    95.03
Rate/Term Refi      170         27,040,498.22      5.91          8.607        611           159,062     83.99    50.80    96.10
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL             3,047       $457,312,792.47    100.00%         8.553%       640          $150,086     90.50%   44.74%   95.24%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002



                          DISTRIBUTION BY CREDIT SCORE

                                 AGGREGATE                                                          WEIGHTED      PCT.
                NUMBER OF        PRINCIPAL    PCT. OF MORT.                             AVERAGE       ORIG.       FULL      PCT.
                 MORTGAGE         BALANCE      POOL BY AGG.    WEIGHTED     WEIGHTED   PRINCIPAL   TOTAL POOL     DOC.     OWNER
 CREDIT SCORE     LOANS         OUTSTANDING     PRIN. BAL.    AVG. COUPON   AVG. FICO   BALANCE        LTV        LOAN    OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 500 - 519         67          $10,218,176.88     2.23%           9.467%      510         $152,510     76.61%    66.83%   97.55%
 520 - 539        104           16,560,561.82     3.62            9.644       529          159,236     80.40     73.71   100.00
 540 - 559        121           18,930,810.94     4.14            9.178       550          156,453     79.16     65.92    98.15
 560 - 579        137           23,328,621.84     5.10            8.917       570          170,282     80.20     63.42    96.62
 580 - 599        182           34,155,520.15     7.47            8.790       590          187,668     85.21     57.42    98.43
 600 - 619        311           49,139,927.53    10.75            8.587       609          158,006     89.12     55.16    96.16
 620 - 639        508           69,726,450.61    15.25            8.482       630          137,257     91.97     45.19    96.42
 640 - 659        549           77,563,961.55    16.96            8.426       650          141,282     93.68     36.88    94.65
 660 - 679        364           53,736,141.75    11.75            8.399       669          147,627     93.85     29.57    95.84
 680 - 699        226           35,039,719.13     7.66            8.302       689          155,043     93.67     28.87    90.33
 700 - 719        196           27,536,205.54     6.02            8.444       708          140,491     95.92     32.42    89.25
 720 - 739        119           17,658,202.09     3.86            7.866       729          148,388     94.05     36.11    91.16
 740 - 759        107           15,788,212.34     3.45            8.110       749          147,553     97.16     49.87    95.02
 760 - 779         29            4,215,344.68     0.92            8.107       771          145,357     96.83     22.56    96.87
 780 - 799         19            2,904,116.97     0.64            8.043       783          152,848     98.36     31.16    95.65
 800 - 819          6              630,119.78     0.14            8.070       806          105,020    100.00     62.73    77.73
 N/A                2              180,698.87     0.04           10.716       N/A           90,349     87.17      0.00   100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL          3,047         $457,312,792.47   100.00%           8.553%      640         $150,086     90.50%   44.74%    95.24%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                               AGGREGATE                                                          WEIGHTED    PCT.
   REMAINING    NUMBER OF      PRINCIPAL    PCT. OF MORT.                             AVERAGE       ORIG.     FULL        PCT.
   MONTHS TO    MORTGAGE        BALANCE      POOL BY AGG.    WEIGHTED     WEIGHTED   PRINCIPAL      TOTAL     DOC.        OWNER
    MATURITY      LOANS       OUTSTANDING     PRIN. BAL.   AVG. COUPON   AVG. FICO    BALANCE      POOL LTV   LOAN       OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 0 - 180         917         $46,360,096.92      10.14%        11.735%       666         $50,556     97.58%    39.15%      98.97%
 181 - 240         4             496,252.84       0.11          8.193        639         124,063     83.57     34.61       100.00
 241 - 360     2,126         410,456,442.71      89.75          8.195        637         193,065     89.71     45.38       94.81
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL         3,047        $457,312,792.47     100.00%         8.553%       640        $150,086     90.50%    44.74%      95.24%
====================================================================================================================================


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                        NUMBER     AGGREGATE         PCT. OF                                             WEIGHTED    PCT.
                          OF       PRINCIPAL        MORT. POOL                               AVERAGE       ORIG.     FULL     PCT.
   CURRENT PRINCIPAL   MORTGAGE     BALANCE          BY AGG.      WEIGHTED        WEIGHTED   PRINCIPAL  TOTAL POOL   DOC.    OWNER
        BALANCE         LOANS     OUTSTANDING       PRIN. BAL.  AVG. COUPON     AVG. FICO    BALANCE       LTV       LOAN   OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 $0 - $50,000            595      $19,806,945.53        4.33%        11.788%         655      $33,289    97.12%      43.56%  95.48%
 $50,001 - $100,000      716       52,390,960.81       11.46         10.070          641       73,172    92.05       52.47   92.93
 $100,001 - $150,000     519       65,181,167.49       14.25          8.749          632      125,590    89.90       48.51   94.68
 $150,001 - $200,000     406       70,910,878.95       15.51          8.275          629      174,657    90.02       47.45   95.04
 $200,001 - $250,000     304       68,146,623.82       14.90          8.064          643      224,167    91.08       43.07   96.08
 $250,001 - $275,000     100       26,116,489.26        5.71          8.076          643      261,165    90.30       41.04   97.02
 $275,001 - $350,000     191       59,143,508.77       12.93          8.026          642      309,652    89.56       46.67   94.72
 $350,001 - $450,000     138       53,913,561.29       11.79          7.978          647      390,678    90.68       43.35   97.00
 $450,001 - $550,000      51       25,245,167.09        5.52          7.974          645      495,003    89.09       29.26   92.02
 $550,001 - $650,000      21       12,438,476.78        2.72          7.818          641      592,308    85.36       27.41   100.00
 $650,001 - $750,000       6        4,019,012.68        0.88          7.369          620      669,835    83.21       33.78   100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL                 3,047     $457,312,792.47      100.00%         8.553%         640     $150,086    90.50%      44.74%  95.24%
====================================================================================================================================


                          DISTRIBUTION BY LIEN POSITION

                            AGGREGATE                                                                WEIGHTED    PCT.
                 NUMBER OF  PRINCIPAL       PCT. OF MORT.                                AVERAGE       ORIG.     FULL       PCT.
                 MORTGAGE    BALANCE         POOL BY AGG.    WEIGHTED       WEIGHTED    PRINCIPAL   TOTAL POOL   DOC.      OWNER
  LIEN POSITION    LOANS   OUTSTANDING        PRIN. BAL.   AVG. COUPON     AVG. FICO     BALANCE        LTV      LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 First           2,156     413,730,318.25    90.47%         8.194%         637          $191,897     89.58%       45.40%    94.83%
 Second            891      43,582,474.22    9.53           11.970         669          48,914       99.21        38.43     99.05
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL           3,047     457,312,792.47    100.00%        8.553%         640          $150,086     90.50%       44.74%    95.24%
===================================================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002




                  THE GROUP I - ADJUSTABLE RATE MORTGAGE LOANS

================================================================================

Scheduled Principal Balance:                                   $244,585,737
Number of Mortgage Loans:                                             1,525
Average Scheduled Principal Balance:                               $160,384
Weighted Average Gross Coupon:                                        8.27%
Weighted Average Net Coupon:                                          7.77%
Weighted Average Stated Remaining Term (months):                        359
Weighted Average Seasoning (months):                                      1
Weighted Average Original First Lien LTV Ratio:                      81.54%
Weighted Average Original Total Pool LTV Ratio:                      90.98%
Weighted Average FICO Score:                                            636
Weighted Average Months to Roll:                                         23
Weighted Average Gross Margin:                                        6.02%
Weighted Average Initial Rate Cap:                                    1.59%
Weighted Average Periodic Rate Cap:                                   1.00%
Weighted Average Gross Maximum Lifetime Rate:                        14.75%




                          DISTRIBUTION BY CURRENT RATE

                                    AGGREGATE       PCT. OF                                          WEIGHTED
                    NUMBER OF       PRINCIPAL      MORT. POOL                             AVERAGE      ORIG.     PCT.       PCT.
                    MORTGAGE         BALANCE        BY AGG.     WEIGHTED     WEIGHTED    PRINCIPAL  TOTAL POOL   FULL      OWNER
  CURRENT RATE        LOANS        OUTSTANDING     PRIN. BAL.  AVG. COUPON   AVG. FICO    BALANCE       LTV    DOC. LOAN  OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 5.50- 5.99%            9         $1,489,577.45      0.61%        5.990%      743         $165,509     99.73%   100.00%     94.57%
 6.00- 6.49%           15          2,844,170.18      1.16         6.390       701          189,611     92.85     91.34     100.00
 6.50- 6.99%          155         29,052,166.12     11.88         6.818       668          187,433     95.60     62.55      97.10
 7.00- 7.49%          129         23,289,499.88      9.52         7.243       657          180,539     93.39     55.24      96.05
 7.50- 7.99%          356         63,381,412.45     25.91         7.753       659          178,038     93.27     38.62      95.07
 8.00- 8.49%          144         21,588,682.02      8.83         8.217       639          149,921     91.55     29.82      94.15
 8.50- 8.99%          318         50,409,954.71     20.61         8.735       621          158,522     88.49     40.31      94.99
 9.00- 9.49%           95         14,126,078.02      5.78         9.247       602          148,696     87.89     47.83      94.40
 9.50- 9.99%          158         21,847,225.69      8.93         9.740       588          138,274     86.32     60.55      90.46
 10.00-10.49%          45          5,049,911.64      2.06        10.194       568          112,220     84.80     70.79      93.69
 10.50-10.99%          71          8,027,486.72      3.28        10.702       577          113,063     85.28     54.75      86.31
 11.00-11.49%          14          1,896,602.73      0.78        11.200       548          135,472     82.96     50.84     100.00
 11.50-11.99%          15          1,531,982.95      0.63        11.729       572          102,132     88.83     61.92      85.13
 12.00-12.49%           1             50,986.58      0.02        12.375       537           50,987     85.00    100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL              1,525       $244,585,737.14    100.00%        8.274%      636         $160,384     90.98%    47.54%     94.57%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                      DISTRIBUTION BY MONTHS TO RATE RESET

                                AGGREGATE       PCT. OF                                            WEIGHTED      PCT.
                 NUMBER OF      PRINCIPAL     MORT. POOL                                AVERAGE      ORIG.       FULL       PCT.
   MONTHS TO      MORTGAGE       BALANCE        BY AGG.        WEIGHTED    WEIGHTED    PRINCIPAL     TOTAL       DOC.      OWNER
   RATE RESET      LOANS       OUTSTANDING     PRIN. BAL     AVG. COUPON   AVG. FICO    BALANCE     POOL LTV     LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 0-12               1           $192,502.74     0.08%           9.375%      658          $192,503      90.00%   100.00%   100.00%
 13-24          1,428        229,090,922.31    93.66            8.285       635           160,428      90.98     47.27     94.36
 25-36             96         15,302,312.09     6.26            8.085       639           159,399      90.93     50.91     97.67
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL          1,525       $244,585,737.14   100.00%           8.274%      636          $160,384      90.98%    47.54%    94.57%
===================================================================================================================================

                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                 AGGREGATE        PCT. OF                                          WEIGHTED
                   NUMBER OF     PRINCIPAL      MORT. POOL                              AVERAGE      ORIG.       PCT.         PCT.
  GROSS MAXIMUM    MORTGAGE       BALANCE         BY AGG.     WEIGHTED      WEIGHTED   PRINCIPAL     TOTAL       FULL        OWNER
  LIFETIME RATE      LOANS      OUTSTANDING      PRIN. BAL  AVG. COUPON    AVG. FICO    BALANCE    POOL LTV   DOC. LOAN     OCCUPIED
----------------------------------------------------------------------------------------------------------------------------------
9.00-11.99%            3          $622,158.46     0.25%        7.101%        661        $224,291      91.93%     59.67%     100.00%
12.00-12.49%          10         1,604,853.15     0.66         6.027         737         160,485      99.75     100.00     94.96
12.50-12.99%          19         3,698,671.84     1.51         6.620         690         194,667      93.10      81.25      100.00
13.00-13.49%         154        28,865,101.05    11.80         6.835         668         187,436      95.52      62.83      97.08
13.50-13.99%         131        23,358,572.48     9.55         7.267         657         178,310      93.08      54.03      95.29
14.00-14.49%         353        62,865,321.23    25.70         7.760         659         178,089      93.38      38.50      95.31
14.50-14.99%         143        21,347,372.43     8.73         8.234         638         149,282      91.43      30.56      93.84
15.00-15.49%         314        49,817,868.84    20.37         8.734         621         158,656      88.43      39.99      94.93
15.50% & Above       397        52,150,941.78    21.32         9.910         587         131,363      86.47      56.83      91.43
N/A                    1           254,875.88     0.10         9.550         559         254,876      85.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              1,525      $244,585,737.14   100.00%        8.274%        636        $160,384      90.98%     47.54%     94.57%
===================================================================================================================================

                          DISTRIBUTION BY GROSS MARGIN

                NUMBER OF       AGGREGATE      PCT. OF MORT.  WEIGHTED    WEIGHTED    AVERAGE      WEIGHTED
                MORTGAGE    PRINCIPAL BALANCE   POOL BY AGG.   AVG.        AVG.      PRINCIPAL   ORIG. TOTAL  PCT. FULL   PCT. OWNER
GROSS MARGIN    LOANS          OUTSTANDING       PRIN. BAL    COUPON       FICO       BALANCE      POOL LTV   DOC. LOAN    OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 1.00- 5.99%   689         $119,345,786.63        48.80%       7.756%       657       $173,216     92.94%        46.44%     95.39%
 6.00- 6.49%    333           53,900,698.78        22.04        8.191        632        161,864      91.10        44.31      94.04
 6.50- 6.99%    208           32,452,305.18        13.27        8.766        617        156,021      88.55        43.37      93.70
 7.00- 7.49%     98           13,018,560.72         5.32        9.356        599        132,842      87.17        46.49      90.86
 7.50- 7.99%     92           12,570,262.14         5.14        9.358        593        136,633      86.71        62.39      93.38
 8.00-10.49%    104           13,043,247.81         5.33        9.973        580        125,416      86.57        67.00      96.20
 N/A              1              254,875.88         0.10        9.550        559        254,876      85.00       100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL        1,525         $244,585,737.14       100.00%       8.274%       636        $160,384     90.98%       47.54%     94.57%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                        DISTRIBUTION BY AMORTIZATION TYPE

                  NUMBER OF      AGGREGATE      PCT. OF MORT.                WEIGHTED   AVERAGE     WEIGHTED                  PCT.
AMORTIZATION      MORTGAGE   PRINCIPAL BALANCE   POOL BY AGG.  WEIGHTED AVG.   AVG.    PRINCIPAL  ORIG. TOTAL   PCT. FULL    OWNER
TYPE                LOANS       OUTSTANDING       PRIN. BAL       COUPON       FICO     BALANCE     POOL LTV    DOC. LOAN   OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
 6-Month LIBOR       1          $192,502.74         0.08%           9.375%      658     $192,503   90.00%         100.00%    100.00%
 2/28 ARM        1,427       228,971,977.82        93.62            8.285       636     160,457    90.98          47.24       94.36
 3/27 ARM           97        15,421,256.58         6.31            8.098       638     158,982    90.88          51.29       97.69
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           1,525      $244,585,737.14       100.00%           8.274%      636     160,384    90.98%         47.54%      94.57%
====================================================================================================================================


                            DISTRIBUTION BY ZIP CODES

                 NUMBER OF       AGGREGATE        PCT. OF MORT.              WEIGHTED   AVERAGE     WEIGHTED                 PCT.
                 MORTGAGE    PRINCIPAL BALANCE    POOL BY AGG.   WEIGHTED      AVG.    PRINCIPAL   ORIG. TOTAL  PCT. FULL   OWNER
ZIP CODES         LOANS        OUTSTANDING         PRIN. BAL   AVG. COUPON     FICO     BALANCE     POOL LTV    DOC. LOAN  OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
91344             9           $1,937,602.13        0.79%          8.137%       649       $215,289     92.18%      66.38%    100.00%
93033             9            1,888,314.92        0.77           7.589        675       209,813      96.21       11.84     87.10
91335             9            1,718,129.65        0.70           7.698        697       190,903      94.07       42.58     100.00
93030             8            1,666,213.78        0.68           8.194        637       208,277      92.77       42.77     100.00
93065             7            1,478,003.13        0.60           7.873        645       211,143      92.32       29.11     76.03
91304             7            1,455,455.70        0.60           7.675        633       207,922      90.99       57.02     100.00
91342             8            1,454,086.88        0.59           8.182        644       181,761      94.84       42.07     100.00
91331             8            1,226,450.80        0.50           8.189        651       153,306      95.94       74.92     100.00
91977             6            1,204,836.45        0.49           9.116        669       200,806      83.88       11.79     57.34
93063             6            1,202,199.95        0.49           8.066        700       200,367      93.15        0.00    100.00
All Others    1,448          229,354,443.75       93.77           8.289        634       158,394      90.85       48.13     94.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL         1,525         $244,585,737.14      100.00%         8.274%        636       $160,384     90.98%      47.54%    94.57%
===================================================================================================================================

                              DISTRIBUTION BY STATE

                                 AGGREGATE
                  NUMBER OF       PRINCIPAL    PCT. OF MORT.               WEIGHTED   AVERAGE   WEIGHTED
                  MORTGAGE         BALANCE     POOL BY AGG.   WEIGHTED      AVG.    PRINCIPAL ORIG. TOTAL   PCT. FULL    PCT. OWNER
      STATE       LOANS          OUTSTANDING    PRIN. BAL    AVG. COUPON    FICO     BALANCE   POOL LTV     DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 California       662         $130,541,607.91    53.37%         7.883%      650       $197,193   92.30%         44.81%      94.26%
 Arizona          110         13,806,650.96      5.64           8.466       628       125,515    92.46          45.69       100.00
 Florida          70          9,337,273.73       3.82           9.259       612       133,390    90.28          46.22       91.85
 New York         40          7,164,994.75       2.93           8.704       619       179,125    78.69          36.26       94.05
 Virginia         45          6,950,573.83       2.84           8.422       609       154,457    90.61          59.50       95.18
 Illinois         44          6,860,010.38       2.80           8.993       621       155,909    89.84          52.13       92.68
 Pennsylvania     63          6,770,975.74       2.77           9.003       600       107,476    87.12          53.50       97.68
 Colorado         38          6,756,853.72       2.76           8.238       640       177,812    91.28          28.88       90.84
 Texas            55          5,998,154.63       2.45           8.605       640       109,057    94.97          49.92       100.00
 Michigan         52          5,560,852.97       2.27           9.035       627       106,939    89.69          70.29       90.11
 All Others       346         44,837,788.52      18.33          8.701       615       129,589    89.18          54.36       94.57
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL            1,525       $244,585,737.14    100.00%        8.274%      636       $160,384   90.98%         47.54%      94.57%
===================================================================================================================================

                     DISTRIBUTION BY ORIGINAL FIRST LIEN LTV

ORIGINAL       NUMBER OF     AGGREGATE        PCT. OF MORT.                WEIGHTED  AVERAGE     WEIGHTED                    PCT.
 FIRST LIEN    MORTGAGE   PRINCIPAL BALANCE    POOL BY AGG.    WEIGHTED     AVG.    PRINCIPAL  ORIG. FIRST    PCT. FULL     OWNER
  LTV           LOANS      OUTSTANDING         PRIN. BAL    AVG. COUPON     FICO     BALANCE     LIEN LTV     DOC. LOAN    OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
Below 40.00%       7       $571,071.02           0.23%          8.721%       574      $81,582     28.96%          73.76%     68.50%
 40 - 49.99%       8      1,058,128.23           0.43           8.177        616      132,266     44.38           14.17      100.00
 50 - 59.99%      20      3,337,397.84           1.36           8.145        607      166,870     56.76           24.45      92.25
 60 - 69.99%      38      5,981,553.23           2.45           8.487        583      157,409     64.16           36.78      84.68
 70 - 79.99%     139     20,186,051.32           8.25           8.601        596      145,223     74.39           39.38      85.70
 80 - 84.99%     854    141,403,096.95          57.81           7.865        655      165,577     80.08           43.02      97.72
 85 - 89.99%     158     25,353,755.57          10.37           9.119        592      160,467     85.47           59.56      91.34
 90 - 94.99%     178     27,982,322.99          11.44           8.948        620      157,204     90.20           58.64      89.81
 95 -100.00%     123     18,712,359.99           7.65           8.801        639      152,133     95.65           66.26      95.90
 TOTAL         1,525   $244,585,737.14         100.00%          8.274%       636     $160,384     81.54%          47.54%     94.57%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                     DISTRIBUTION BY ORIGINAL TOTAL POOL LTV

 ORIGINAL         NUMBER OF      AGGREGATE      PCT. OF MORT.              WEIGHTED    AVERAGE     WEIGHTED
 TOTAL            MORTGAGE   PRINCIPAL BALANCE  POOL BY AGG.   WEIGHTED      AVG.     PRINCIPAL  ORIG. TOTAL  PCT. FULL   PCT. OWNER
 POOL LTV         LOANS         OUTSTANDING       PRIN. BAL   AVG. COUPON    FICO      BALANCE     POOL LTV   DOC. LOAN    OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
 Below 40.00%       7          $571,071.02       0.23%         8.721%       574        $81,582     28.96%       73.76%     68.50%
 40 - 49.99%        8         1,058,128.23       0.43          8.177        616        132,266     44.38        14.17     100.00
 50 - 59.99%       19         2,978,213.15       1.22          8.072        598        156,748     56.38        27.40      91.32
 60 - 69.99%       38         5,981,553.23       2.45          8.487        583        157,409     64.16        36.78      84.68
 70 - 79.99%      117        17,240,160.52       7.05          8.728        585        147,352     74.19        43.59      85.65
 80 - 84.99%      173        26,362,937.52      10.78          8.512        607        152,387     80.49        49.75      91.90
 85 - 89.99%      159        25,712,940.26      10.51          9.114        593        161,717     85.47        58.73      91.46
 90 - 94.99%      191        31,075,165.61      12.71          8.818        626        162,697     90.25        55.18      88.72
 95 - 100.00%     813       133,605,567.60      54.63          7.873        662        164,336     99.05        44.77      98.79
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL          1,525      $244,585,737.14     100.00%         8.274%       636       $160,384     90.98%       47.54%     94.57%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                          DISTRIBUTION BY DOCUMENTATION

                 NUMBER      AGGREGATE       PCT. OF MORT.                            AVERAGE     WEIGHTED       PCT.
                MORTGAGE  PRINCIPAL BALANCE  POOL BY AGG.    WEIGHTED  WEIGHTED AVG. PRINCIPAL   ORIG. TOTAL     FULL     PCT. OWNER
DOCUMENTATION    LOANS      OUTSTANDING       PRIN. BAL    AVG. COUPON     FICO       BALANCE     POOL LTV     DOC. LOAN   OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
 Full Doc          764    $116,274,896.80      47.54%           8.255%      620        $152,192      91.00%       100.00%     96.08%
 Streamlined       363      61,631,661.63      25.20            8.188       668         169,784      95.70          0.00      96.51
 Stated Doc        212      36,507,372.38      14.93            8.297       640         172,205      82.76          0.00      91.15
 Limited Doc       106      16,515,594.81       6.75            8.392       630         155,808      93.04          0.00      91.48
 Alt Doc            78      13,374,317.82       5.47            8.616       617         171,466      88.78          0.00      85.54
 N/A                 2         281,893.70       0.12            8.556       606         140,947      96.53          0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           1,525    $244,585,737.14     100.00%           8.274%      636        $160,384      90.98%        47.54%     94.57%
====================================================================================================================================


                        DISTRIBUTION BY OCCUPANCY STATUS

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
                  MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
OCCUPANCY STATUS    LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied    1,430    $231,305,488.89        94.57%   8.249%      634         $161,752     91.48%      48.30%       100.00%
 Investment           79      10,783,471.18         4.41    8.858       654          136,500     80.83       31.93          0.00
 Second Home          16       2,496,777.07         1.02    8.043       691          156,049     88.14       44.72          0.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL             1,525    $244,585,737.14      100.00%    8.274%      636         $160,384     90.98%      47.54%        94.57%
===================================================================================================================================

                          DISTRIBUTION BY PROPERTY TYPE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
PROPERTY          MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
TYPE                LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
Single Family      1,090    $169,668,136.56       69.37%       8.318%       630     $155,659      90.83%        47.77%     96.16%
PUD                  188      32,191,574.85       13.16        8.188        640      171,232      94.04         52.41      94.95
Condo                163      25,798,977.96       10.55        7.935        657      158,276      92.39         42.40      93.43
2-4 Family            81      16,597,838.03        6.79        8.492        654      204,912      84.56         43.50      79.27
Man. Housing           3         329,209.74        0.13        9.197        587      109,737      80.00         60.44     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL              1,525    $244,585,737.14      100.00%       8.274%       636     $160,384      90.98%        47.54%     94.57%
===================================================================================================================================

                          DISTRIBUTION BY LOAN PURPOSE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
LOAN              MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
PURPOSE             LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
Purchase             952    $153,764,465.72      62.87%     8.162%        654        $161,517     94.84%     42.84%       94.42%
Cash out Refi        488      77,096,591.84      31.52      8.460         604         157,985     84.38      54.69        94.69
Rate/Term Refi        85      13,724,679.58       5.61      8.484         611         161,467     84.71      60.05        95.60
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              1,525    $244,585,737.14     100.00%     8.274%        636        $160,384     90.98%     47.54%       94.57%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                          DISTRIBUTION BY CREDIT SCORE

                             AGGREGATE
                NUMBER OF    PRINCIPAL     PCT. OF MORT.                            AVERAGE     WEIGHTED
CREDIT          MORTGAGE      BALANCE      POOL BY AGG.    WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
SCORE            LOANS      OUTSTANDING     PRIN. BAL    AVG. COUPON     FICO       BALANCE     POOL LTV    DOC. LOAN     OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
 500 - 519        49        $6,387,550.79       2.61%        9.530%        508     $130,358        76.89%     77.82%         97.04%
 520 - 539        70         9,569,642.24       3.91         9.774         529      136,709        80.64      77.76         100.00
 540 - 559        88        12,145,081.04       4.97         9.450         550      138,012        79.09      64.81          97.12
 560 - 579       101        14,497,009.69       5.93         9.048         569      143,535        80.56      68.90          97.30
 580 - 599       113        17,435,058.13       7.13         8.980         589      154,293        87.12      66.59          98.09
 600 - 619       165        26,768,834.31      10.94         8.388         610      162,235        89.95      59.19          94.29
 620 - 639       244        38,864,440.19      15.89         8.081         630      159,280        92.45      44.44          95.26
 640 - 659       253        41,714,114.74      17.06         7.908         650      164,878        94.78      33.90          93.36
 660 - 679       163        27,458,342.82      11.23         7.874         669      168,456        94.75      32.68          95.22
 680 - 699        92        16,143,453.07       6.60         7.880         690      175,472        95.92      32.31          93.35
 700 - 719        75        12,917,907.56       5.28         7.856         709      172,239        95.56      33.63          89.57
 720 - 739        50         9,060,814.81       3.70         7.317         729      181,216        95.65      39.15          88.37
 740 - 759        40         7,592,865.56       3.10         7.501         748      189,822        97.62      48.88          90.54
 760 - 779        13         2,533,715.71       1.04         7.337         771      194,901        98.96      30.72          94.80
 780 - 799         5           838,326.65       0.34         7.244         785      167,665        95.68      30.27          87.84
 800 - 819         3           504,065.87       0.21         7.542         806      168,022        100.00     62.73          72.16
  N/A               1           154,513.96       0.06        10.500         N/A      154,514        85.00      0.00          100.00
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL         1,525      $244,585,737.14     100.00%        8.274%        636     $160,384        90.98%    47.54%          94.57%
====================================================================================================================================


                   DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                 AGGREGATE
 REMAINING         NUMBER OF     PRINCIPAL    PCT. OF MORT.                           AVERAGE    WEIGHTED
 MONTHS            MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED  WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
 TO MATURITY         LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON     FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
 -----------------------------------------------------------------------------------------------------------------------------------

 0 - 180              1          $58,047.07      0.02%        6.875%        721       $58,047       90.00%    100.00%      100.00%
 241 - 360        1,524      244,527,690.07     99.98         8.274         636        160,451      90.98      47.53        94.57
 -----------------------------------------------------------------------------------------------------------------------------------
 TOTAL            1,525     $244,585,737.14    100.00%        8.274%        636       $160,384      90.98%     47.54%       94.57%
 ===================================================================================================================================

=
                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                AGGREGATE
CURRENT           NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
PRINCIPAL         MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
BALANCE             LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000             39      $1,658,815.73      0.68%     9.534%      600          $42,534     82.44%        69.93%     81.85%
$50,001 - $100,000      302      24,044,236.84      9.83      8.938       617           79,617     88.74         57.49      91.53
$100,001 - $150,000     400      50,177,944.32     20.52      8.449       629          125,445     90.49         49.93      93.84
$150,001 - $200,000     343      59,827,595.81     24.46      8.237       631          174,424     91.26         48.07      94.91
$200,001 - $250,000     267      59,853,616.72     24.47      8.062       644          224,171     92.17         41.54      95.93
$250,001 - $275,000      84      21,909,967.22      8.96      8.096       642          260,833     92.26         44.14      96.45
$275,001 - $350,000      81      23,542,033.72      9.63      7.952       646          290,642     90.08         51.50      94.99
$350,001 - $450,000       8       3,111,735.76      1.27      7.858       700          388,967     88.60         26.35      86.75
$450,001 - $550,000       1         459,791.02      0.19      9.875       693          459,791    100.00          0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                 1,525    $244,585,737.14    100.00%     8.274%      636         $160,384     90.98%        47.54%     94.57%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                     THE GROUP I - FIXED RATE MORTGAGE LOANS


Scheduled Principal Balance:                                   $43,134,776
Number of Mortgage Loans:                                              725
Average Scheduled Principal Balance:                               $59,496
Weighted Average Gross Coupon:                                      10.13%
Weighted Average Net Coupon:                                         9.62%
Weighted Average Stated Remaining Term (months):                       261
Weighted Average Seasoning (months):                                     1
Weighted Average Original First Lien LTV Ratio:                     76.48%
Weighted Average Original Total Pool LTV Ratio:                     90.12%
Weighted Average FICO Score:                                           655


                          DISTRIBUTION BY CURRENT RATE

                            AGGREGATE
              NUMBER OF     PRINCIPAL     PCT. OF MORT.                              AVERAGE    WEIGHTED
CURRENT       MORTGAGE       BALANCE      POOL BY AGG.    WEIGHTED   WEIGHTED AVG.  PRINCIPAL  ORIG. TOTAL   PCT. FULL    PCT. OWNER
RATE            LOANS      OUTSTANDING      PRIN. BAL    AVG. COUPON     FICO        BALANCE    POOL LTV     DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
6.50- 6.99%        4        $897,381.36        2.08%           6.784%     616         $224,345      73.18%    56.92%      100.00%
7.00- 7.49%       29       5,493,667.44       12.74            7.218      661         189,437       83.01     60.31       100.00
7.50- 7.99%       81      12,897,937.25       29.90            7.716      653         159,234       79.94     42.94       94.38
8.00- 8.49%        2         322,783.28        0.75            8.000      653         161,392       77.18     28.17       28.17
9.50- 9.99%        5         337,589.59        0.78            9.969      657         67,518        92.11     55.55       85.57
10.00-10.49%      20         992,529.87        2.30           10.185      659         49,626        92.59     57.96       66.79
10.50-10.99%      74       2,986,742.64        6.92           10.742      647         40,361        96.32     62.63       92.54
11.00-11.49%      26         938,441.04        2.18           11.213      651         36,094        96.49     30.07       93.90
11.50-11.99%     166       6,601,921.37       15.31           11.824      652         39,771        99.27     45.87       99.14
12.00-12.49%      49       2,118,521.20        4.91           12.185      656         43,235        95.86     21.61       99.06
12.50-12.99%      85       3,152,585.55        7.31           12.766      694         37,089        99.48     18.63       99.49
13.00-13.49%      29         994,887.96        2.31           13.348      661         34,306        99.14     17.51       100.00
13.50-13.99%     134       4,581,825.28       10.62           13.916      643         34,193        99.52     21.46       100.00
14.00-14.49%      10         414,234.19        0.96           14.335      650         41,423        100.00    19.38       100.00
14.50-14.99%      11         403,727.83        0.94           14.949      623         36,703        100.00    45.12       100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL             725     $43,134,775.85      100.00%         10.133%     655        $59,496         90.12%   41.41%       96.04%
==================================================================================================================================

                            DISTRIBUTION BY ZIP CODES

                           AGGREGATE
             NUMBER OF     PRINCIPAL    PCT. OF MORT.                              AVERAGE      WEIGHTED
ZIP          MORTGAGE       BALANCE     POOL BY AGG.    WEIGHTED     WEIGHTED AVG. PRINCIPAL    ORIG. TOTAL  PCT. FULL    PCT. OWNER
CODES         LOANS      OUTSTANDING     PRIN. BAL    AVG. COUPON        FICO       BALANCE     POOL LTV     DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 90808            4      $591,841.07         1.37%        8.275%          681     $147,960        90.31%     44.23%        100.00%
 92040            3       464,572.09         1.08         8.212           615      154,857        90.13      61.74         100.00
 91342            7       457,385.84         1.06        10.735           666       65,341        91.61      11.28         100.00
 93063            4       415,234.07         0.96         9.060           651      103,809        82.45       0.00         100.00
 91304            4       410,410.88         0.95         8.176           625      102,603        84.06      71.55         100.00
 92882            4       409,784.83         0.95         9.665           665      102,446        94.01      14.15         100.00
 91344            5       401,499.94         0.93         9.211           647       80,300        99.48      89.54         100.00
 90807            2       380,756.51         0.88         8.443           762      190,378        87.28       0.00         100.00
 90703            3       376,211.87         0.87         8.515           664      125,404        99.29      84.33         100.00
 93033            7       373,246.59         0.87        12.765           685       53,321       100.00       0.00         100.00
 All Others     682    38,853,832.16        90.08        10.230           654       56,970        89.95      41.78          95.60
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL          725   $43,134,775.85       100.00%       10.133%          655      $59,496        90.12%     41.41%         96.04%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                              DISTRIBUTION BY STATE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                           AVERAGE    WEIGHTED
                  MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED  WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
STATE               LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON     FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 California           362      $24,212,960.37      56.13%     10.040%    663         $66,887       92.75%     40.48%       96.68%
 Massachusetts         15        2,397,245.11       5.56       8.129     627         159,816       68.99      62.10       100.00
 Arizona               63        2,118,318.14       4.91      11.641     660         33,624        95.87      35.42       100.00
 New York              19        2,102,046.79       4.87       8.392     636         110,634       77.40      55.09        97.68
 Texas                 42        2,098,665.22       4.87       9.819     668         49,968        92.59      41.99        95.71
 Florida               34        1,547,980.68       3.59      11.030     623         45,529        79.81      29.81       100.00
 Pennsylvania          22        1,102,711.14       2.56      10.332     660         50,123        94.77      36.61        92.38
 Colorado              18          998,074.94       2.31      11.569     641         55,449        86.56      17.89       100.00
 Virginia              18          708,869.70       1.64      11.843     637         39,382        91.76      40.20       100.00
 Georgia               16          703,362.00       1.63      12.373     654         43,960        97.88      49.57        79.02
 All Others           116        5,144,541.76      11.93      10.585     643         44,350        90.94      40.92        89.63
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL                725      $43,134,775.85     100.00%     10.133%    655        $59,496        90.12%     41.41%       96.04%
===================================================================================================================================


                     DISTRIBUTION BY ORIGINAL FIRST LIEN LTV

                                AGGREGATE
ORIGINAL          NUMBER OF     PRINCIPAL    PCT. OF MORT.                           AVERAGE    WEIGHTED
FIRST LIEN        MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED  WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
LTV                 LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON     FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------

Below 40.00%          2      $296,575.84          0.69%      7.738%       655      $148,288       34.00%     30.98%       100.00%
40 - 49.99%           5       779,452.80          1.81       7.824        614       155,891       47.30      10.20        94.87
50 - 59.99%           8     1,119,739.12          2.60       8.341        605       139,967       55.93      43.26        81.89
60 - 69.99%          12     2,391,992.93          5.55       7.620        631       199,333       65.28      58.08        100.00
70 - 79.99%          29     4,120,564.22          9.55       7.645        641       142,088       73.95      35.55        93.41
80 - 84.99%          47     7,567,299.61         17.54       7.536        669       161,006       80.08      45.69        95.25
85 - 89.99%          13     1,744,190.70          4.04       8.342        641       134,169       85.35      67.25        91.90
90 - 94.99%          20     2,648,288.01          6.14       8.212        654       132,414       90.25      62.18        79.86
95 - 100.00%          8       842,292.21          1.95       8.598        676       105,287       95.86      73.32        100.00
Second Liens        581    21,624,380.41         50.13      12.441        659       37,219          N/A      34.49        99.26
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL               725   $43,134,775.85        100.00%     10.133%       655      $59,496       76.48%     41.41%       96.04%

====================================================================================================================================

                     DISTRIBUTION BY ORIGINAL TOTAL POOL LTV

                                AGGREGATE
ORIGINAL          NUMBER OF     PRINCIPAL    PCT. OF MORT.                           AVERAGE    WEIGHTED
TOTAL             MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED  WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
POOL LTV            LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON     FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------

 Below 40.00%       2          $296,575.84        0.69%        7.738%       655      $148,288       34.00%    30.98%       100.00%
 40 - 49.99%        5           779,452.80        1.81         7.824        614       155,891       47.30     10.20        94.87
 50 - 59.99%        8         1,119,739.12        2.60         8.341        605       139,967       55.93     43.26        81.89
 60 - 69.99%       12         2,391,992.93        5.55         7.620        631       199,333       65.28     58.08        100.00
 70 - 79.99%       28         4,068,103.18        9.43         7.647        640       145,289       73.93     36.01        93.33
 80 - 84.99%       21         3,096,629.74        7.18         7.663        653       147,459       80.19     34.59        88.38
 85 - 89.99%       13         1,744,190.70        4.04         8.342        641       134,169       85.35     67.25        91.90
 90 - 94.99%       30         2,826,554.76        6.55         8.678        653        94,218       90.29     56.09        85.16
 95 - 100.00%     606        26,811,536.78       62.16        11.457        664        44,243       99.53     39.25        98.98
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL            725       $43,134,775.85      100.00%       10.133%       655       $59,496       90.12%    41.41%       96.04%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                          DISTRIBUTION BY DOCUMENTATION

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
                  MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
DOCUMENTATION       LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc             277     $17,861,931.56    41.41%        9.543%      642         $64,484      90.26%     100.00%      95.06%
Streamlined          257      11,036,351.05    25.59        11.848       680          42,943      98.16        0.00       99.25
Stated Doc           117      10,156,172.06    23.55         9.192       652          86,805      80.10        0.00       96.84
Limited Doc           51       2,210,471.18     5.12        11.655       662          43,343      97.84        0.00       97.78
Alt Doc               21       1,793,693.42     4.16         8.794       633          85,414      86.03        0.00       79.20
N/A                    2          76,156.58     0.18        12.528       605          38,078     100.00        0.00       100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                725     $43,134,775.85   100.00%       10.133%      655         $59,496      90.12%      41.41%       96.04%
===================================================================================================================================


                        DISTRIBUTION BY OCCUPANCY STATUS

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
OCCUPANCY         MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
STATUS              LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        700    $41,426,839.20      96.04%       10.178%       655       $59,181     90.50%        40.99%    100.00%
Investment             17      1,182,120.99       2.74         9.213        650        69,537     77.65         36.58       0.00
Second Home             8        525,815.66       1.22         8.583        664        65,727     88.67         85.54       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                 725    $43,134,775.85     100.00%       10.133%       655       $59,496     90.12%        41.41%     96.04%
====================================================================================================================================


                          DISTRIBUTION BY PROPERTY TYPE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
PROPERTY          MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
TYPE                LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 Single Family        506      $29,229,392.79      67.76%      10.175%     653         $57,766     90.89%       42.45%      96.12%
 Condo                 88        5,132,713.13      11.90       10.183      659          58,326     90.84        35.29       95.24
 PUD                   93        4,531,691.40      10.51       11.145      659          48,728     96.18        36.66       96.93
 2-4 Family            37        4,212,685.77       9.77        8.670      658         113,856     77.36        47.02       95.45
 N/A                    1           28,292.76       0.07       12.500      757          28,293    100.00         0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL                725      $43,134,775.85     100.00%      10.133%     655         $59,496     90.12%       41.41%      96.04%
====================================================================================================================================


                          DISTRIBUTION BY LOAN PURPOSE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
LOAN              MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
PURPOSE             LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 Purchase             533    $25,126,550.77      58.25%      11.085%      666       $47,142       97.70%       34.27%       97.83%
 Cash out Refi        156     14,892,073.07      34.52        8.714       640        95,462       79.31        52.49        93.22
 Rate/Term Refi        36      3,116,152.01       7.22        9.235       635        86,560       80.74        46.05        95.10
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL                725    $43,134,775.85     100.00%      10.133%      655       $59,496       90.12%       41.41%       96.04%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                          DISTRIBUTION BY CREDIT SCORE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
CREDIT            MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
SCORE               LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 540 - 559            6         $755,397.06        1.75%         8.953%      556      $125,900     67.40%        65.00%     100.00%
 560 - 579            8          701,279.66        1.63          8.588       569        87,660     70.00         36.93       93.05
 580 - 599           23        2,241,480.54        5.20          9.334       590        97,456     77.08         73.12       90.95
 600 - 619           75        5,264,902.62       12.21         10.023       609        70,199     86.01         61.20       97.57
 620 - 639          157        7,785,846.73       18.05         10.510       630        49,591     89.91         47.36       97.35
 640 - 659          174        8,650,577.65       20.05         10.682       649        49,716     95.36         30.93       97.75
 660 - 679          112        6,519,922.54       15.12         10.142       669        58,214     91.10         36.23       95.75
 680 - 699           55        3,990,017.84        9.25          9.622       688        72,546     90.70         40.59       90.11
 700 - 719           55        3,384,895.91        7.85          9.935       707        61,544     94.43         37.64       94.20
 720 - 739           22        1,414,424.95        3.28          9.721       729        64,292     94.31          9.65       96.53
 740 - 759           24        1,413,148.40        3.28         10.290       748        58,881     94.62         31.41       99.22
 760 - 779           10          706,175.94        1.64         10.038       771        70,618     91.68          7.34      100.00
 780 - 799            3          259,719.09        0.60          8.690       782        86,573     95.72          0.00      100.00
 800 - 819            1           46,986.92        0.11         12.125       803        46,987    100.00          0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL              725      $43,134,775.85      100.00%        10.133%      655       $59,496     90.12%        41.41%      96.04%
====================================================================================================================================


                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                AGGREGATE
REMAINING         NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
MONTHS TO         MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
MATURITY            LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
0 - 180            593      $23,189,963.36     53.76%     12.108%         659         $39,106       97.43%     35.56%      $99.31
181 - 240            1          139,477.03      0.32       7.250          727         139,477       80.00       0.00       100.00
241 - 360          131       19,805,335.46     45.92       7.840          650         151,186       81.64      48.55        92.18
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL              725      $43,134,775.85    100.00%     10.133%         655         $59,496       90.12%     41.41%      $96.04
===================================================================================================================================


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE


                                AGGREGATE
CURRENT           NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
PRINCIPAL         MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
BALANCE             LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000          475      $15,556,936.87     36.07%        12.429%      655       $32,751      98.64%      35.16%      96.99%
$50,001 - $100,000    151        9,095,180.30     21.09         11.227       662        60,233      94.11       44.33       94.72
$100,001 - $150,000    36        4,522,676.34     10.48          7.942       667        125,630     83.96       45.64       91.72
$150,001 - $200,000    26        4,687,284.71     10.87          7.756       639        180,280     81.79       41.74       96.74
$200,001 - $250,000    19        4,282,992.22      9.93          7.557       650        225,421     80.20       47.50       94.59
$250,001 - $275,000    10        2,606,563.86      6.04          7.425       641        260,656     76.62       20.09      100.00
$275,001 - $350,000     8        2,383,141.55      5.52          7.389       657        297,893     79.99       74.76      100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                 725      $43,134,775.85    100.00%        10.133%      655        $59,496     90.12%      41.41%      96.04%
====================================================================================================================================

                          DISTRIBUTION BY LIEN POSITION

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                           AVERAGE    WEIGHTED
LIEN              MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED  WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
POSITION            LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON     FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 First        144           $21,510,395.44     49.87%         7.812%       650       $149,378       80.67%     48.37%      92.80%
 Second       581           21,624,380.41      50.13          12.441       659       37,219         99.52      34.49       99.26
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL        725           $43,134,775.85     100.00%        10.133%      655       $59,496        90.12%     41.41%      96.04%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                    GROUP II - ADJUSTABLE RATE MORTGAGE LOANS

Scheduled Principal Balance:                                 $114,359,156
Number of Mortgage Loans:                                             290
Average Scheduled Principal Balance:                             $394,342
Weighted Average Gross Coupon:                                      8.01%
Weighted Average Net Coupon:                                        7.50%
Weighted Average Stated Remaining Term (months):                      359
Weighted Average Seasoning (months):                                    1
Weighted Average Original First Lien LTV Ratio:                    81.84%
Weighted Average Original Total Pool LTV Ratio:                    89.96%
Weighted Average FICO Score:                                          639
Weighted Average Months to Roll:                                       23
Weighted Average Gross Margin:                                      5.84%
Weighted Average Initial Rate Cap:                                  1.62%
Weighted Average Periodic Rate Cap:                                 1.00%
Weighted Average Gross Maximum Lifetime Rate:                      14.50%


                          DISTRIBUTION BY CURRENT RATE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
CURRENT           MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
RATE                LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------

 5.50- 5.99%          1         $318,881.63       0.28%        5.990%      639       $318,882      100.00%     100.00%     100.00%
 6.00- 6.49%          3        1,330,210.44       1.16         6.433       695        443,403       78.41       23.66       76.34
 6.50- 6.99%         49       20,346,579.40      17.79         6.854       666        415,236       91.33       62.04      100.00
 7.00- 7.49%         30       11,808,989.50      10.33         7.231       648        393,633       90.14       53.34       96.62
 7.50- 7.99%         82       34,726,460.93      30.37         7.743       647        423,493       89.68       30.16       95.86
 8.00- 8.49%         29       11,416,493.18       9.98         8.238       644        393,672       91.60       25.39       92.91
 8.50- 8.99%         50       19,997,749.62      17.49         8.771       612        399,955       89.72       27.73       98.26
 9.00- 9.49%         10        3,769,501.46       3.30         9.149       665        376,950       91.14       36.83      100.00
 9.50- 9.99%         22        7,637,679.74       6.68         9.764       596        347,167       87.96       38.01      100.00
 10.00-10.49%         3        1,080,010.10       0.94        10.289       574        360,003       93.26       67.45      100.00
 10.50-10.99%         4        1,173,778.42       1.03        10.886       560        293,445       86.40       62.46      100.00
 11.00-11.49%         1           63,728.48       0.06        11.250       553         63,728       85.00      100.00      100.00
 11.50-11.99%         5          639,507.38       0.56        11.773       517        127,901       74.23       60.92      100.00
 12.00-12.49%         1           49,586.20       0.04        12.125       538         49,586       80.00      100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL              290     $114,359,156.48     100.00%        8.005%      639       $394,342       89.96%      39.11%     97.11%
===================================================================================================================================


                      DISTRIBUTION BY MONTHS TO RATE RESET

                                AGGREGATE
MONTHS            NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
TO RATE           MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
RESET               LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
0-12                2         $890,479.76       0.78%         8.682%       674        $445,240     90.00%        0.00%   100.00%
13-24             265      104,189,405.54      91.11          8.047        638         393,168     89.98        37.79     96.82
25-36              23        9,279,271.18       8.11          7.467        646         403,447     89.74        57.74    100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL             290     $114,359,156.48     100.00          8.005%       639        $394,342     89.96%       39.11%    97.11%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                   DISTRIBUTION BY GROSS MAXIMUM LIFETIME RATE

                                AGGREGATE
GROSS             NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
MAXIMUM           MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
LIFETIME RATE       LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 12.00-12.49%          1          $318,881.63       0.28%      5.990%      639        $318,882     100.00%      100.00%     100.00%
 12.50-12.99%          4         1,864,970.87       1.63       6.592       694         466,243      84.60        16.87       83.13
 13.00-13.49%         49        20,419,400.55      17.86       6.880       662         416,722      90.77        61.82      100.00
 13.50-13.99%         30        11,808,989.50      10.33       7.231       648         393,633      90.14        53.34       96.62
 14.00-14.49%         82        34,563,794.53      30.22       7.745       649         421,510      89.86        31.59       95.84
 14.50-14.99%         28        10,971,578.00       9.59       8.243       643         391,842      91.67        22.36       92.62
 15.00-15.49%         50        19,997,749.62      17.49       8.770       612         399,955      89.72        27.73       98.26
 15.50% & Above       46        14,413,791.78      12.60       9.838       605         313,343      88.41        43.40      100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL               290      $114,359,156.48     100.00%      8.005%      639        $394,342      89.96%       39.11%      97.11%
====================================================================================================================================


                          DISTRIBUTION BY GROSS MARGIN

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
GROSS             MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
MARGIN              LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------

 1.00- 5.99%       156     $64,624,093.42      56.51%          7.593%      650        $414,257     90.26%       41.24%       97.29%
 6.00- 6.49%        66      25,449,431.17       22.25          8.245       643         385,597     91.91        36.82        98.78
 6.50- 6.99%        31      12,204,691.49       10.67          8.423       622         393,700     86.18        28.67        92.59
 7.00- 7.49%        12       4,713,751.72        4.12          8.934       592         392,813     88.28        48.48       100.00
 7.50- 7.99%         8       2,828,717.73        2.47          9.242       604         353,590     88.57        56.93       100.00
 8.00-10.49%        17       4,538,470.95        3.97          9.650       581         266,969     87.54        28.93        92.35
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL             290    $114,359,156.48      100.00%         8.005%      639        $394,342     89.96%       39.11%       97.11%
====================================================================================================================================

                        DISTRIBUTION BY AMORTIZATION TYPE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
AMORTIZATION      MORTGAGE       BALANCE     POOL BY AGG.    WEIGHTED  WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
TYPE                LOANS      OUTSTANDING     PRIN. BAL   AVG. COUPON     FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 6-Month LIBOR        2          $890,479.76       0.78%       8.682%      674        $445,240      90.00%       0.00%     100.00%
 2/28 ARM           265       104,189,405.54      91.11        8.047       638         393,168      89.98       37.79       96.82
 3/27 ARM            23         9,279,271.18       8.11        7.467       646         403,447      89.74       57.74      100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL              290      $114,359,156.48     100.00%       8.005%      639        $394,342      89.96%      39.11%      97.11%
===================================================================================================================================

                            DISTRIBUTION BY ZIP CODES

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
                  MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
ZIP CODES           LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 94080                7        $2,647,222.10       2.31%      6.885%    694           $378,175       93.60%      85.57%     100.00%
 91364                4         2,000,453.23       1.75       7.806     649            500,113       84.54       27.13       75.02
 90045                4         1,692,985.57       1.48       7.906     598            423,246       89.22       46.37      100.00
 95132                4         1,643,420.48       1.44       7.686     653            410,855       96.10      100.00      100.00
 92019                4         1,514,851.26       1.32       8.511     600            378,713       86.28        0.00      100.00
 91011                3         1,254,865.41       1.10       7.726     663            418,288      100.00       66.89      100.00
 84020                3         1,221,347.67       1.07       8.840     633            407,116       91.47       71.87      100.00
 92677                3         1,214,170.52       1.06       8.302     647            404,724       98.53       29.32      100.00
 90275                2         1,179,109.88       1.03       7.458     669            589,555       91.52       57.62       57.62
 94547                3         1,172,013.82       1.02       7.267     708            390,671      100.00       31.89      100.00
 All Others         253        98,818,716.54      86.41       8.043     637            390,588       89.55       36.80       97.66
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL              290      $114,359,156.48     100.00%      8.005%    639           $394,342       89.96%      39.11%      97.11%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002



                              DISTRIBUTION BY STATE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
                  MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
STATE               LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 California         204       $82,751,563.40      72.36%       7.830%     643      $405,645      90.28%      42.39%         96.86%
 Florida             10         3,996,712.60       3.49        8.585      634       399,671      89.52       35.98          92.24
 New York             8         2,901,411.47       2.54        8.173      640       362,676      85.38       51.70         100.00
 Arizona              6         2,606,903.16       2.28        8.043      624       434,484      87.73       29.49          84.49
 Pennsylvania         7         2,376,636.34       2.08        8.689      623       339,519      90.54       27.83         100.00
 Virginia             7         2,334,591.52       2.04        8.626      647       333,513      90.45        0.00         100.00
 Utah                 4         1,820,539.81       1.59        8.563      651       455,135      90.99       48.22         100.00
 Maryland             4         1,797,923.58       1.57        8.411      602       449,481      89.96       27.44         100.00
 Massachusetts        4         1,606,948.64       1.41        9.396      560       401,737      85.87       47.18         100.00
 New Jersey           4         1,547,096.96       1.35        8.580      608       386,774      85.68       56.72         100.00
 All Others          32        10,618,829.00       9.29        8.348      638       331,838      90.29       21.47         100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL              290      $114,359,156.48     100.00%       8.005%     639      $394,342      89.96%      39.11%         97.11%
====================================================================================================================================


                     DISTRIBUTION BY ORIGINAL FIRST LIEN LTV

                                AGGREGATE
ORIGINAL          NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
FIRST             MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
LIEN LTV            LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
40 - 49.99%          1        $399,703.14         0.35%      7.500%     577         $399,703       49.00%    100.00%     100.00%
50 - 59.99%          2         869,252.43         0.76       6.767      654          434,626       54.19     100.00       63.80
60 - 69.99%          6       2,536,958.49         2.22       8.965      600          422,826       67.32       0.00      100.00
70 - 79.99%         41      18,480,458.21        16.16       8.040      628          450,743       75.02      22.39       95.42
80 - 84.99%        144      57,202,123.36        50.02       7.611      659          397,237       80.11      37.74       98.43
85 - 89.99%         20       7,310,671.54         6.39       8.635      589          365,534       85.20      50.21      100.00
90 - 94.99%         50      18,435,305.18        16.12       8.608      614          368,706       90.17      53.57       93.22
95 - 100.00%        26       9,124,684.13         7.98       8.552      642          350,949       95.00      45.91      100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL              290    $114,359,156.48       100.00%     8.005%      639         $394,342       81.84%     39.11%      97.11%
===================================================================================================================================

                     DISTRIBUTION BY ORIGINAL TOTAL POOL LTV

                                AGGREGATE
ORIGINAL          NUMBER OF     PRINCIPAL    PCT. OF MORT.                           AVERAGE    WEIGHTED
TOTAL             MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED  WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
POOL LTV            LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON     FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
40 - 49.99%          1            $399,703.14      0.35%       7.500%     577         $399,703       49.00%     100.00%     100.00%
 50 - 59.99%         2             869,252.43      0.76        6.767      654          434,626       54.19      100.00       63.80
 60 - 69.99%         5           1,937,303.69      1.69        9.032      565          387,461       67.41        0.00       100.00
 70 - 79.99%        26          10,920,879.61      9.55        8.051      607          420,034       74.74       28.75       92.25
 80 - 84.99%        42          17,286,947.44     15.12        7.678      622          411,594       80.41       25.44       94.80
 85 - 89.99%        21           7,960,234.52      6.96        8.582      591          379,059       85.50       46.11      100.00
 90 - 94.99%        57          21,857,897.14     19.11        8.442      621          383,472       90.31       49.04       94.28
 95 - 100.00%      136          53,126,938.51     46.46        7.822      669          390,639       98.43       40.53      100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL             290        $114,359,156.48    100.00%       8.005%     639         $394,342       89.96%      39.11%      97.11%
===================================================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptiSons will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                          DISTRIBUTION BY DOCUMENTATION

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
                  MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
DOCUMENTATION       LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 Full Doc             122      $44,729,739.03     39.11%     7.859%     629         $366,637     90.81%      100.00%      98.39%
 Streamlined           74       30,799,303.67     26.93      8.085      670          416,207     92.64         0.00      100.00
 Stated Doc            42       16,824,491.99     14.71      8.308      637          400,583     85.02         0.00       90.15
 Alt Doc               26       11,133,005.90      9.74      7.924      622          428,193     88.80         0.00       91.60
 Limited Doc           26       10,872,615.89      9.51      7.988      618          418,178     87.70         0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL                290     $114,359,156.48    100.00      8.005%     639         $394,342     89.96%       39.11%      97.11%
===================================================================================================================================


                        DISTRIBUTION BY OCCUPANCY STATUS

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
OCCUPANCY         MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
STATUS              LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied       282    $111,048,609.85    97.11%      8.012%         638      $393,789        90.26%    39.63%    100.00%
 Investment             6       2,465,137.32     2.16       7.723          672       410,856        76.33     29.17       0.00
 Second Home            2         845,409.31     0.74       7.809          665       422,705        90.00      0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL                290    $114,359,156.48   100.00%      8.005%         639      $394,342        89.96%    39.11%     97.11%
===================================================================================================================================

                          DISTRIBUTION BY PROPERTY TYPE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
PROPERTY          MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
TYPE                LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV   DOC. LOAN      OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 Single Family     216        $84,728,076.50      74.09%     8.020%         640     $392,260       89.82%     38.29%      96.93%
 PUD                49         19,508,860.62      17.06      7.995          640      398,140       91.35      36.48       98.41
 Condo              16          5,749,051.85       5.03      7.769          641      359,316       92.53      80.22      100.00
 2-4 Family          9          4,373,167.51       3.82      8.059          629      485,908       83.08      12.83       90.86
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL             290       $114,359,156.48     100.00%     8.005%         639     $394,342       89.96%     39.11%      97.11%
===================================================================================================================================


                          DISTRIBUTION BY LOAN PURPOSE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                           AVERAGE     WEIGHTED
LOAN              MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
PURPOSE             LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 Purchase            172        $69,578,275.20      60.84%   7.882%      656        $404,525       93.75%      40.66%      97.08%
 Cash out Refi       103         39,120,480.83      34.21    8.217       616         379,810       84.36       38.06       96.72
 Rate/Term Refi       15          5,660,400.45       4.95    8.055       597         377,360       82.08       27.37      100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL               290       $114,359,156.48     100.00%   8.005%      639        $394,342       89.96%      39.11%      97.11%
====================================================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                          DISTRIBUTION BY CREDIT SCORE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                           AVERAGE    WEIGHTED
CREDIT            MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED  WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
SCORE               LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON     FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 500 - 519         9        $2,530,272.80        2.21%       9.238%       514       $281,141      77.21%      48.27%     100.00%
 520 - 539        13         3,896,803.76        3.41        9.702        530        299,754      83.50       63.66      100.00
 540 - 559        11         3,747,472.61        3.28        8.731        550        340,679      83.17       62.35      100.00
 560 - 579        18         6,794,184.16        5.94        8.711        570        377,455      80.48       57.63       94.89
 580 - 599        26        11,158,712.90        9.76        8.336        591        429,181      84.62       36.99      100.00
 600 - 619        29        11,507,592.14       10.06        8.061        608        396,814      88.72       43.79      100.00
 620 - 639        42        16,520,712.70       14.45        7.710        629        393,350      91.49       46.69      100.00
 640 - 659        43        17,959,598.20       15.70        7.770        650        417,665      92.04       42.37       95.49
 660 - 679        36        14,807,226.22       12.95        7.731        669        411,312      93.12       17.97       96.39
 680 - 699        21         9,024,358.12        7.89        7.625        688        429,731      92.12       16.77       90.03
 700 - 719        14         5,784,915.78        5.06        7.848        708        413,208      96.67       27.15       93.01
 720 - 739        11         4,268,480.29        3.73        7.547        729        388,044      92.73       40.07       92.63
 740 - 759        12         4,449,830.10        3.89        7.709        750        370,819      95.98       55.52      100.00
 760 - 779         2           707,334.93        0.62        7.909        767        353,667      93.64        0.00      100.00
 780 - 799         3         1,201,661.77        1.05        7.345        781        400,554      100.00      29.93      100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL           290       114,359,156.48      100.00%       8.005%       639       $394,342       89.96%     39.11%      97.11%
===================================================================================================================================


                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                AGGREGATE
REMAINING         NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
MONTHS TO         MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
MATURITY            LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 241 - 360            290      $114,359,156.48  100.00%     8.005%         639         $394,342     89.96%     39.11%      97.11%
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL                290      $114,359,156.48  100.00%     8.005%         639         $394,342     89.96%     39.11%      97.11%
===================================================================================================================================


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                AGGREGATE
CURRENT           NUMBER OF     PRINCIPAL    PCT. OF MORT.                           AVERAGE    WEIGHTED
PRINCIPAL         MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED  WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
BALANCE             LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON     FICO       BALANCE     POOL LTV   DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
$0 - $50,000             1         $49,586.20      0.04%      12.125%      538       $49,586       80.00%      100.00%      100.00%
$50,001 - $100,000       6         495,998.96      0.43       10.466       564        82,666       87.57       100.00       100.00
$100,001 - $150,000      5         634,160.98      0.55        9.540       565        126,832      77.71        55.09       100.00
$150,001 - $200,000      1         150,229.88      0.13        9.750       580        150,230      90.00         0.00       100.00
$200,001 - $250,000      2         474,808.58      0.42       10.633       553        237,404      77.37        47.36       100.00
$275,001 - $350,000     84      27,478,299.13     24.03        8.092       635        327,123      91.54        42.89        96.46
$350,001 - $450,000    120      46,946,931.43     41.05        8.011       643        391,224      91.09        45.48        98.29
$450,001 - $550,000     45      22,349,865.56     19.54        7.916       645        496,664      89.81        28.57        93.13
$550,001 - $650,000     21      12,438,476.78     10.88        7.818       641        592,308      85.36        27.41       100.00
$650,001 - $750,000      5       3,340,798.98      2.92        7.317       626        668,160      83.87        20.34       100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                  290    $114,359,156.48    100.00%       8.005%      639       $394,342      89.96%       39.11%       97.11%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                    THE GROUP II - FIXED RATE MORTGAGE LOANS

Scheduled Principal Balance:                                   $55,233,123
Number of Mortgage Loans:                                              507
Average Scheduled Principal Balance:                              $108,941
Weighted Average Gross Coupon:                                       9.70%
Weighted Average Net Coupon:                                         9.20%
Weighted Average Stated Remaining Term (months):                       283
Weighted Average Seasoning (months):                                     1
Weighted Average Original First Lien LTV Ratio:                     79.43%
Weighted Average Original Total Pool LTV Ratio:                     89.79%
Weighted Average FICO Score:                                           646


                          DISTRIBUTION BY CURRENT RATE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
CURRENT           MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
RATE                LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 6.50- 6.99%          2           $686,422.28       1.24%      6.871%       657       $343,211      87.37%     100.00%      100.00
 7.00- 7.49%          5          1,922,494.12       3.48       7.234        679        384,499      88.41       17.67        75.05
 7.50- 7.99%         31          7,785,620.46      14.10       7.776        648        251,149      86.67       51.43        92.91
 8.00- 8.49%         33          5,178,950.86       9.38       8.280        620        156,938      85.49       56.88        92.81
 8.50- 8.99%        130         13,104,081.07      23.73       8.707        643        100,801      85.19       56.38        96.33
 9.00- 9.49%         30          3,901,872.44       7.06       9.232        618        130,062      82.81       34.90        79.46
 9.50- 9.99%         74          5,538,105.55      10.03       9.702        644        74,839       90.81       61.48        88.53
 10.00-10.49%         9            721,256.84       1.31      10.196        624        80,140       92.34       58.14       100.00
 10.50-10.99%        24          2,179,300.86       3.95      10.783        641        90,804       94.24       44.04       100.00
 11.00-11.49%         8            619,299.84       1.12      11.215        665        77,412       98.96       34.99       100.00
 11.50-11.99%        74          5,965,579.67      10.80      11.876        655        80,616       98.01       48.50        98.62
 12.00-12.49%        24          2,001,666.56       3.62      12.160        662        83,403       98.34       22.96       100.00
 12.50-12.99%        21          1,889,213.45       3.42      12.887        681        89,963       98.75        6.76       100.00
 13.00-13.49%         4            390,702.48       0.71      13.285        715        97,676       92.81        0.00        77.74
 13.50-13.99%        30          2,531,139.35       4.58      13.879        655        84,371       99.00       20.03       100.00
 14.00-14.49%         4            351,521.48       0.64      14.243        641        87,880       98.88        0.00       100.00
 14.50-14.99%         4            465,895.69       0.84      14.850        679        116,474     100.00        0.00       100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL              507        $55,233,123.00     100.00%      9.695%       646       $108,941      89.79%      46.56%       93.68%
===================================================================================================================================

                            DISTRIBUTION BY ZIP CODES

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
                  MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
ZIP CODES           LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 93010              4            $769,572.96       1.39%       8.232%     658       $192,393        82.42%      50.33%      57.63%
 93003              5             687,998.54       1.25        9.290      693        137,600       100.00       20.85      100.00
 90069              1             678,213.70       1.23        7.625      593        678,214        80.00      100.00      100.00
 91364              3             672,615.44       1.22        9.370      653        224,205        98.62        0.00      100.00
 94954              4             589,628.76       1.07        8.993      670        147,407        87.12        0.00      100.00
 94080              6             505,216.22       0.91        9.238      720         84,203        98.62       85.81      100.00
 22307              1             502,770.76       0.91        7.990      661        502,771        80.60      100.00      100.00
 77005              1             499,654.90       0.90        7.875      655        499,655        75.00      100.00      100.00
 91324              2             497,427.89       0.90        8.549      652        248,714        82.01      100.00      100.00
 90048              1             489,745.97       0.89        9.250      538        489,746        68.00        0.00      100.00
 All Others       479          49,340,277.86      89.33        9.821      645        103,007        90.26       45.75       93.59
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL            507         $55,233,123.00     100.00%       9.695%     646       $108,941        89.79%      46.56%      93.68%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                              DISTRIBUTION BY STATE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
                  MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
STATE               LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 California       293        $32,075,347.19     58.07%         9.972%      657       $109,472       92.34%       42.52%      95.65%
 New York          17          2,453,148.64      4.44          8.685       588        144,303       77.13        42.85      100.00
 Texas             17          2,264,063.14      4.10          8.953       640        133,180       86.14        52.14      100.00
 Florida           19          1,842,337.14      3.34         10.007       625         96,965       88.92        59.30       92.97
 Virginia          13          1,525,950.42      2.76          8.960       639        117,381       87.39        78.90       84.75
 New Jersey         8          1,300,926.75      2.36          8.456       587        162,616       80.10        54.81      100.00
 Arizona           11          1,126,532.24      2.04          9.429       668        102,412       88.14        54.98       61.40
 Georgia           10          1,054,086.54      1.91          9.281       652        105,409       95.37        75.76      100.00
 Pennsylvania      14          1,052,765.11      1.91          9.861       634         75,198       84.70        30.20       79.71
 Tennessee         19          1,031,272.73      1.87          9.045       593         54,278       90.44        78.50      100.00
 All Others        86          9,506,693.10     17.21          9.552       642        110,543       87.27        45.12       88.60
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL            507        $55,233,123.00    100.00%         9.695%      646       $108,941       89.79%       46.56%      93.68%
===================================================================================================================================

                     DISTRIBUTION BY ORIGINAL FIRST LIEN LTV

                                AGGREGATE
ORIGINAL          NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
FIRST LIEN        MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
LTV                 LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 Below 40.00%        2          $169,897.95        0.31%        8.544%     569       $84,949       27.06%    35.29%      100.00%
 40 - 49.99%         1            74,963.03        0.14         9.490      604        74,963       44.00     100.00      100.00
 50 - 59.99%         6           914,947.28        1.66         8.590      636        152,491      53.56     47.62       100.00
 60 - 69.99%        11         2,200,855.02        3.98         8.530      573        200,078      64.21     55.04        89.48
 70 - 79.99%        36         6,639,687.34       12.02         8.658      606        184,436      74.61     39.02        88.32
 80 - 84.99%        71        13,502,317.25       24.45         8.144      653        190,173      80.24     41.96        90.81
 85 - 89.99%        33         5,377,250.35        9.74         8.699      591        162,947      85.30     67.93        87.84
 90 - 94.99%        21         2,498,560.54        4.52         9.022      628        118,979      90.19     43.95        90.18
 95 - 100.00%       16         1,896,550.43        3.43         9.115      640        118,534      95.97     86.18        95.37
 Second Liens      310        21,958,093.81       39.76        11.505      678        70,833        N/A      42.31        98.84
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL             507       $55,233,123.00      100.00%        9.695%     646      $108,941       79.43%    46.56%       93.68%
===================================================================================================================================


                     DISTRIBUTION BY ORIGINAL TOTAL POOL LTV

                                AGGREGATE
ORIGINAL          NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
TOTAL POOL        MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
LTV                 LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
Below 40.00%        2          $169,897.95       0.31%          8.544%     569       $84,949      27.06%     35.29%       100.00%
 40 - 49.99%        1            74,963.03       0.14           9.490      604        74,963      44.00     100.00        100.00
 50 - 59.99%        6           914,947.28       1.66           8.590      636       152,491      53.56      47.62        100.00
 60 - 69.99%       11         2,200,855.02       3.98           8.530      573       200,078      64.21      55.04         89.48
 70 - 79.99%       34         6,417,425.40      11.62           8.667      603       188,748      74.58      39.60         87.92
 80 - 84.99%       38         6,711,365.22      12.15           8.427      628       176,615      80.57      47.20         88.90
 85 - 89.99%       34         5,516,105.14       9.99           8.940      594       162,238      85.40      63.30         88.14
 90 - 94.99%       33         3,508,377.44       6.35           9.720      638       106,314      90.42      36.41         90.65
 95 - 100.00%     348        29,719,186.52      53.81          10.468      676        85,400      99.38      45.27         97.45
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL            507       $55,233,123.00     100.00%         9.695%      646      $108,941      89.79%     46.56%        93.68%
====================================================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                          DISTRIBUTION BY DOCUMENTATION

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
                  MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
DOCUMENTATION       LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 Full Doc             260      $25,714,738.40     46.56%      9.273%      633         $98,903     89.49%      100.00%        95.89%
 Streamlined          107       11,758,309.88     21.29      10.784       678         109,891     95.14         0.00         98.21
 Stated Doc            79       10,239,214.11     18.54       9.552       647         129,610     84.68         0.00         87.77
 Alt Doc               28        3,772,872.40      6.83       9.616       635         134,745     91.84         0.00         85.09
 Limited Doc           31        3,650,496.94      6.61       9.641       644         117,758     87.09         0.00         88.81
 N/A                    2           97,491.27      0.18       9.668       572          48,746     80.82         0.00        100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL                507      $55,233,123.00    100.00%      9.695%      646        $108,941     89.79%       46.56%        93.68%
====================================================================================================================================


                        DISTRIBUTION BY OCCUPANCY STATUS

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
OCCUPANCY         MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
STATUS              LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied        479     $51,742,197.19    93.68%      9.754%       644         $108,021   90.23%     47.65%     100.00%
 Investment             19       2,253,890.08      4.08      8.924        666          118,626    78.62      32.60       0.00
 Second Home             9       1,237,035.73      2.24      8.633        693          137,448    91.81      26.08       0.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL                 507     $55,233,123.00    100.00%     9.695%       646         $108,941    89.79%     46.56%      93.68%
===================================================================================================================================



                          DISTRIBUTION BY PROPERTY TYPE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
PROPERTY          MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
TYPE                LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 Single Family       358      $39,323,959.43     71.20%      9.661%      641      $109,843         89.19%    47.57%      96.07%
 PUD                  65        6,933,040.85     12.55      10.167       667       106,662         95.14     37.99       91.86
 2-4 Family           28        4,999,838.50      9.05       9.134       634       178,566         81.72     40.30       78.48
 Condo                55        3,915,411.23      7.09       9.911       677        71,189         96.94     58.75       92.23
 Man. Housing          1           60,872.99      0.11       9.990       524        60,873         70.00    100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL               507      $55,233,123.00    100.00%      9.695%      646      $108,941         89.79%    46.56%      93.68%
====================================================================================================================================


                          DISTRIBUTION BY LOAN PURPOSE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
LOAN              MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
PURPOSE             LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 Purchase             321     $28,033,545.62     50.75%   10.403%          675      $87,332      96.63%       43.49%      93.10%
 Cash out Refi        152      22,660,311.20     41.03     8.911           616      149,081      82.00        48.60       94.45
 Rate/Term Refi        34       4,539,266.18      8.22     9.234           615      133,508      86.41        55.29       93.45
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL                507     $55,233,123.00    100.00%    9.695%          646     $108,941      89.79%       46.56%      93.68%
====================================================================================================================================



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                          DISTRIBUTION BY CREDIT SCORE

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
CREDIT            MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
SCORE               LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 500 - 519           9      $1,300,353.29       2.35%       9.601%       507         $144,484     74.04%      48.98%      95.26%
 520 - 539           21     3,094,115.82        5.60        9.170        530         147,339      75.77       73.84       100.00
 540 - 559           16     2,282,860.23        4.13        8.539        548         142,679      76.85       77.97       100.00
 560 - 579           10     1,336,148.33        2.42        8.703        573         133,615      80.29       47.35       100.00
 580 - 599           20     3,320,268.58        6.01        8.946        593         166,013      82.68       67.38       100.00
 600 - 619           42     5,598,598.46        10.14       9.271        608         133,300      88.93       53.58       95.87
 620 - 639           65     6,555,450.99        11.87       10.393       630         100,853      92.73       43.29       93.14
 640 - 659           79     9,239,670.96        16.73       9.927        650         116,958      90.32       45.28       95.91
 660 - 679           53     4,950,650.17        8.96        11.015       669         93,408       94.62       38.33       97.75
 680 - 699           58     5,881,890.10        10.65       9.604        688         101,412      91.89       30.03       82.63
 700 - 719           52     5,448,486.29        9.86        9.545        707         104,779      96.88       31.89       81.43
 720 - 739           36     2,914,482.04        5.28        9.139        728         80,958       90.92       33.70       95.06
 740 - 759           31     2,332,368.28        4.22        9.537        750         75,238       99.45       53.45       97.57
 760 - 779           4      268,118.10          0.49        10.816       774         67,030       98.64       45.10       100.00
 780 - 799           8      604,409.46          1.09        10.261       783         75,551       99.97       48.21       95.94
 800 - 819           2      79,066.99           0.14        9.028        806         39,534       100.00      100.00      100.00
 N/A                 1      26,184.91           0.05        11.990        N/A        26,185       100.00      0.00        100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL               507    $55,233,123.00      100.00%     9.695%       646         $108,941     89.79%      46.56%      93.68%
===================================================================================================================================


                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                AGGREGATE
REMAINING         NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
MONTHS TO         MORTGAGE       BALANCE     POOL BY AGG.    WEIGHTED  WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
MATURITY            LOANS      OUTSTANDING     PRIN. BAL   AVG. COUPON     FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 0 - 180        323           $23,112,086.49     41.84%    11.374%        674        $71,554        97.74%      42.60%      98.63%
 181 - 240        3               356,775.81      0.65      8.562         604        118,925        84.97       48.15      100.00
 241 - 360      181            31,764,260.70     57.51      8.486         626        175,493        84.06       49.42       90.01
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL          507           $55,233,123.00    100.00%     9.695%        646       $108,941        89.79%      46.56%      93.68%
====================================================================================================================================


                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                AGGREGATE
CURRENT           NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
PRINCIPAL         MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
BALANCE             LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 $0 - $50,000              80     $2,541,606.73     4.60%    9.335%       694       $31,770        97.72%        76.70%    95.04%
 $50,001 - $100,000       257     18,755,544.71    33.96    10.950        663       72,979         95.41         48.71     93.67
 $100,001 - $150,000       78      9,846,385.85    17.83    10.596        637       126,236        90.39         42.16     100.00
 $150,001 - $200,000       36      6,245,768.55    11.31     8.999        599       173,494        84.36         46.89     94.83
 $200,001 - $250,000       16      3,535,206.30     6.40     8.356        622       220,950        87.71         63.02     100.00
 $250,001 - $275,000        6      1,599,958.18     2.90     8.858        649       266,660        85.66         32.78     100.00
 $275,001 - $350,000       18      5,740,034.37    10.39     8.282        652       318,891        81.89         33.32     83.08
 $350,001 - $450,000       10      3,854,894.10     6.98     7.674        652       385,489        87.43         31.22     89.53
 $450,001 - $550,000        5      2,435,510.51     4.41     8.148        640       487,102        80.49         41.16     80.31
 $650,001 - $750,000        1        678,213.70     1.23     7.625        593       678,214        80.00         100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL                    507    $55,233,123.00   100.00%    9.695%       646       $108,941       89.79%         46.56%    93.68%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002


                          DISTRIBUTION BY LIEN POSITION

                                AGGREGATE
                  NUMBER OF     PRINCIPAL    PCT. OF MORT.                            AVERAGE    WEIGHTED
                  MORTGAGE       BALANCE     POOL BY AGG.   WEIGHTED   WEIGHTED AVG. PRINCIPAL  ORIG. TOTAL  PCT. FULL    PCT. OWNER
LIENS POSITION      LOANS      OUTSTANDING     PRIN. BAL  AVG. COUPON      FICO       BALANCE    POOL LTV    DOC. LOAN     OCCUPIED
-----------------------------------------------------------------------------------------------------------------------------------
 First              197     $33,275,029.19      60.24%       8.500%       625       $168,909       83.78%     49.36%      90.28%
 Second             310     21,958,093.81       39.76        11.505       678       70,833         98.90      42.31       98.84
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL              507     $55,233,123.00      100.00%      9.695%       646       $108,941       89.79%     46.56%      93.68%
===================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

GROUP I LOAN CAP, GROUP II LOAN CAP AND WAC CAP. The information in the following table has been prepared in accordance with the following (i) six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

          DISTRIBUTION DATE                        DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                     GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                    GROUP II LOAN CAP (%)
             WAC CAP (%)                              WAC CAP (%)
-------------------------------------   -------------------------------------

               Oct-02                                   Oct-06
               7.7829                                   12.5706
               7.7857                                   11.5181
               7.7839                                   12.1688

               Nov-02                                   Nov-06
               8.0469                                   12.1637
               8.0522                                   11.1441
               8.0489                                   11.7743

               Dec-02                                   Dec-06
               8.0512                                   12.5678
               8.0588                                   11.5136
               8.0540                                   12.1650

               Jan-03                                   Jan-07
               7.5518                                   11.4287
               7.5610                                   10.4646
               7.5552                                   11.0602

               Feb-03                                   Feb-07
               8.0590                                   13.0574
               8.0707                                   11.9131
               8.0634                                   12.6199

               Mar-03                                   Mar-07
               8.6384                                   14.3140
               8.6528                                   12.9697
               8.6438                                   13.7998

               Apr-03                                   Apr-07
               7.5615                                   12.9270
               7.5757                                   11.7127
               7.5668                                   12.4624

               May-03                                   May-07
               8.3467                                   12.9253
               8.3637                                   11.7097
               8.3531                                   12.4600

               Jun-03                                   Jun-07
               7.8106                                   13.3543
               7.8277                                   12.0969
               7.8170                                   12.8729

               Jul-03                                   Jul-07
               7.8127                                   13.3551
               7.8308                                   12.0937
               7.8195                                   12.8720

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

               Aug-03                                   Aug-07
               8.0749                                   12.9426
               8.0944                                   11.7042
               8.0822                                   12.4681

               Sep-03                                   Sep-07
               7.3421                                   12.9435
               7.3604                                   11.7213
               7.3490                                   12.4751

               Oct-03                                   Oct-07
               8.6543                                   12.5374
               8.6763                                   11.3521
               8.6626                                   12.0829

               Nov-03                                   Nov-07
               7.8178                                   13.8324
               7.8381                                   12.5232
               7.8254                                   13.3303

               Dec-03                                   Dec-07
               7.5744                                   13.3696
               7.5945                                   12.1026
               7.5820                                   12.8834

               Jan-04                                   Jan-08
               8.3591                                   12.1525
               8.3817                                   10.9995
               8.3676                                   11.7100

               Feb-04                                   Feb-08
               7.8208                                   13.8268
               7.8424                                   12.5135
               7.8289                                   13.3226

               Mar-04                                   Mar-08
               7.8218                                   13.8250
               7.8438                                   12.5103
               7.8301                                   13.3200

               Apr-04                                   Apr-08
               8.3623                                   12.5272
               8.3988                                   11.3345
               8.3761                                   12.0689

               May-04                                   May-08
               8.0846                                   13.8212
               8.1203                                   12.5038
               8.0981                                   13.3149

               Jun-04                                   Jun-08
               7.5803                                   12.9278
               7.6149                                   11.6941
               7.5934                                   12.4534

               Jul-04                                   Jul-08
               8.3656                                   12.9260
               8.4042                                   11.6911
               8.3802                                   12.4510

               Aug-04                                   Aug-08
               7.8423                                   13.3551
               7.8634                                   12.0777

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

               7.8503                                   12.8636

               Sep-04                                   Sep-08
               8.9518                                   12.1394
               8.6968                                   10.9769
               8.8554                                   11.6919

               Oct-04                                   Oct-08
               9.2506                                   14.3052
               8.9959                                   12.9338
               9.1542                                   13.7771

               Nov-04                                   Nov-08
               8.4100                                   12.9190
               8.1784                                   11.6791
               8.3223                                   12.4415

               Dec-04                                   Dec-08
               9.9121                                   12.5136
               9.6398                                   11.3112
               9.8090                                   12.0504

               Jan-05                                   Jan-09
               8.9533                                   13.8063
               8.7072                                   12.4782
               8.8601                                   13.2944

               Feb-05                                   Feb-09
               8.4206                                   12.9138
               8.1798                                   11.6702
               8.3294                                   12.4343

               Mar-05                                   Mar-09
               11.1381                                  14.2955
               10.6311                                  12.9172
               10.9459                                  13.7639

               Apr-05                                   Apr-09
               10.0242                                  12.9104
               9.5765                                   11.6642
               9.8544                                   12.4296

               May-05                                   May-09
               10.0242                                  13.3389
               9.5762                                   12.0499
               9.8542                                   12.8414

               Jun-05                                   Jun-09
               9.7008                                   12.1247
               9.2675                                   10.9517
               9.5363                                   11.6718

               Jul-05                                   Jul-09
               10.0398                                  14.2879
               9.5761                                   12.9041
               9.8637                                   13.7534

               Aug-05                                   Aug-09
               9.2530                                   12.9034
               8.7260                                   11.6523
               9.0529                                   12.4201

               Sep-05                                   Sep-09
               11.3256                                  12.4985

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

               10.6475                                  11.2853
               11.0679                                  12.0297

               Oct-05                                   Oct-09
               10.9475                                  13.7897
               10.3001                                  12.4496
               10.7014                                  13.2716

               Nov-05                                   Nov-09
               10.2627                                  12.8983
               9.6552                                   11.6435
               10.0317                                  12.4130

               Dec-05                                   Dec-09
               11.3238                                  12.8966
               10.6533                                  11.6406
               11.0687                                  12.4106

               Jan-06                                   Jan-10
               10.5977                                  13.3247
               9.9649                                   12.0255
               10.3568                                  12.8219

               Feb-06                                   Feb-10
               10.3157                                  12.1117
               9.6594                                   10.9295
               10.0658                                  11.6540

               Mar-06                                   Mar-10
               13.0696                                  14.2726
               12.1183                                  12.8780
               12.7073                                  13.7325

               Apr-06                                   Apr-10
               11.3822                                  13.7787
               10.5613                                  12.4308
               11.0695                                  13.2565

               May-06                                   May-10
               11.0256                                  13.3176
               10.2295                                  12.0134
               10.7222                                  12.8122

               Jun-06                                   Jun-10
               12.1651                                  12.4836
               11.2862                                  11.2598
               11.8301                                  12.0091

               Jul-06                                   Jul-10
               11.7638                                  13.7732
               10.9082                                  12.4215
               11.4375                                  13.2490

               Aug-06                                   Aug-10
               11.0772                                  12.8829
               10.2317                                  11.6172
               10.7546                                  12.3918

               Sep-06                                   Sep-10
               12.5720                                  12.8812
               11.5121                                  11.6143
               12.1675                                  12.3895

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

          DISTRIBUTION DATE                        DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                     GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                    GROUP II LOAN CAP (%)
             WAC CAP (%)                              WAC CAP (%)
-------------------------------------   -------------------------------------

                Oct-10                                   Sep-15
               13.3088                                  12.3869
               11.9984                                  11.0930
               12.8001                                  11.8747

                Nov-10                                   Oct-15
               12.0973                                  13.6668
               10.9049                                  12.2379
               11.6343                                  13.1010

                Dec-10                                   Nov-15
               14.2557                                  12.7837
               12.8490                                  11.4458
               13.7092                                  12.2538

                Jan-11                                   Dec-15
               12.8744                                  12.7823
               11.6027                                  11.4434
               12.3802                                  12.2518

                Feb-11                                   Jan-16
               12.0926                                  13.2069
               10.8968                                  11.8222
               11.6277                                  12.6581

                Mar-11                                   Feb-16
               14.7779                                  12.0050
               13.3150                                  10.7452
               14.2090                                  11.5055

                Apr-11                                   Mar-16
               13.2984                                  14.1472
               11.9806                                  12.6612
               12.7857                                  13.5579

                May-11                                   Apr-16
               13.2966                                  13.2026
               11.9776                                  11.8146
               12.7833                                  12.6520

                Jun-11                                   May-16
               12.8660                                  13.2012
               11.5884                                  11.8121
               12.3687                                  12.6500

                Jul-11                                   Jun-16
               13.2932                                  12.7740
               11.9717                                  11.4286
               12.7786                                  12.2400

                Aug-11                                   Jul-16
               12.0832                                  13.1985
               10.8807                                  11.8071
               11.6147                                  12.6460

                Sep-11                                   Aug-16
               13.7480                                  11.9973
               12.3784                                  10.7314

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

               13.2143                                  11.4946

                Oct-11                                   Sep-16
               13.2880                                  13.6507
               11.9629                                  12.2091
               12.7715                                  13.0780

                Nov-11                                   Oct-16
               12.4559                                  13.1944
               11.2125                                  11.7996
               11.9711                                  12.6401

                Dec-11                                   Nov-16
               13.7427                                  12.3684
               12.3694                                  11.0598
               13.2070                                  11.8482

                Jan-12                                   Dec-16
               12.8544                                  13.6466
               11.5685                                  12.2014
               12.3527                                  13.0719

                Feb-12                                   Jan-17
               12.4511                                  12.7648
               11.2043                                  11.4118
               11.9644                                  12.2267

                Mar-12                                   Feb-17
               14.2281                                  12.3647
               12.8018                                  11.0529
               13.6711                                  11.8428

                Apr-12                                   Mar-17
               12.8495                                  14.6530
               11.5601                                  13.0971
               12.3459                                  14.0337

                May-12                                   Apr-17
               12.8479                                  12.7610
               11.5573                                  11.4048
               12.3436                                  12.2211

                Jun-12                                   May-17
               13.2744                                  12.3610
               11.9396                                  11.0462
               12.7527                                  11.8374

                Jul-12                                   Jun-17
               13.2728                                  13.6385
               11.9368                                  12.1864
               12.7504                                  13.0600

                Aug-12                                   Jul-17
               12.8430                                  13.1826
               11.5489                                  11.7778
               12.3369                                  12.6228

                Sep-12                                   Aug-17
               12.8414                                  12.3587
               11.5462                                  11.0395
               12.3346                                  11.8321

                Oct-12                                   Sep-17
               12.4385                                  13.3677

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

               11.1827                                  11.9613
               11.9470                                  12.8329

                Nov-12                                   Oct-17
               13.7235                                  13.3664
               12.3365                                  11.9585
               13.1805                                  12.8309

                Dec-12                                   Nov-17
               13.2644                                  12.9339
               11.9225                                  11.5701
               12.7389                                  12.4150

                Jan-13                                   Dec-17
               12.0571                                  13.3637
               10.8360                                  11.9531
               11.5787                                  12.8268

                Feb-13                                   Jan-18
               13.7184                                  12.1476
               12.3277                                  10.8639
               13.1734                                  11.6589

                Mar-13                                   Feb-18
               14.2066                                  13.8218
               12.7650                                  12.3596
               13.6414                                  13.2650

                Apr-13                                   Mar-18
               12.0526                                  14.3140
               10.8283                                  12.7981
               11.5725                                  13.7366

                May-13                                   Apr-18
               14.2031                                  12.9275
               12.7589                                  11.5570
               13.6366                                  12.4054

                Jun-13                                   May-18
               12.8270                                  12.9262
               11.5215                                  11.5544
               12.3147                                  12.4034

                Jul-13                                   Jun-18
               12.4246                                  13.3558
               11.1588                                  11.9369
               11.9277                                  12.8149

                Aug-13                                   Jul-18
               13.7083                                  13.3545
               12.3103                                  11.9342
               13.1593                                  12.8130

                Sep-13                                   Aug-18
               12.8223                                  12.9225
               11.5134                                  11.5467
               12.3081                                  12.3978

                Oct-13                                   Sep-18
               12.8207                                  12.9212
               11.5107                                  11.5441
               12.3060                                  12.3959

                Nov-13                                   Oct-18

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

               13.2465                                  12.5162
               11.8916                                  11.1809
               12.7139                                  12.0067

                Dec-13                                   Nov-18
               13.2449                                  13.8097
               11.8888                                  12.3349
               12.7117                                  13.2468

                Jan-14                                   Dec-18
               12.4156                                  13.3481
               11.1432                                  11.9211
               11.9151                                  12.8033

                Feb-14                                   Jan-19
               13.2417                                  12.1335
               11.8833                                  10.8350
               12.7073                                  11.6376

                Mar-14                                   Feb-19
               14.1858                                  13.8058
               12.7292                                  12.3268
               13.6125                                  13.2409

                Apr-14                                   Mar-19
               12.4111                                  14.2976
               11.1355                                  12.7643
               11.9089                                  13.7117

                May-14                                   Apr-19
               13.6934                                  12.1301
               12.2846                                  10.8279
               13.1386                                  11.6325

                Jun-14                                   May-19
               12.8085                                  14.2949
               11.4894                                  12.7588
               12.2888                                  13.7077

                Jul-14                                   Jun-19
               12.8069                                  12.9104
               11.4868                                  11.5216
               12.2867                                  12.3793

                Aug-14                                   Jul-19
               13.2323                                  12.5058
               11.8670                                  11.1591
               12.6941                                  11.9907

                Sep-14                                   Aug-19
               12.0279                                  13.7982
               10.7857                                  12.3109
               11.5381                                  13.2292

                Oct-14                                   Sep-19
               14.1741                                  12.9069
               12.7088                                  11.5142
               13.5961                                  12.3740

                Nov-14                                   Oct-19
               12.8010                                  12.9057
               11.4764                                  11.5118
               12.2783                                  12.3722

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

                Dec-14                                   Nov-19
               12.3995                                  13.3347
               11.1152                                  11.8930
               11.8926                                  12.7828

                Jan-15                                   Dec-19
               13.6806                                  13.3336
               12.2623                                  11.8905
               13.1206                                  12.7810

                Feb-15                                   Jan-20
               12.7965                                  12.4991
               11.4686                                  11.1451
               12.2721                                  11.9805

                Mar-15                                   Feb-20
               14.1660                                  13.3312
               12.6946                                  11.8856
               13.5847                                  12.7774

                Apr-15                                   Mar-20
               12.7936                                  13.7897
               11.4635                                  12.2930
               12.2680                                  13.2161

                May-15                                   Apr-20
               13.2186                                  12.8990
               11.8430                                  11.4975
               12.6748                                  12.3618

                Jun-15                                   May-20
               12.0155                                  13.3278
               10.7640                                  11.8783
               11.5206                                  12.7720

                Jul-15                                   Jun-20
               14.1596                                  12.1152
               12.6833                                  10.7963
               13.5756                                  11.6094

                Aug-15                                   Jul-20
               12.7879                                  14.2774
               11.4534                                  12.7216
               12.2598                                  13.6806

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

          DISTRIBUTION DATE                        DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                     GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                    GROUP II LOAN CAP (%)
             WAC CAP (%)                              WAC CAP (%)
-------------------------------------   -------------------------------------

                Aug-20                                   Jul-25
               12.8947                                  12.8505
               11.4882                                  11.3815
               12.3550                                  12.2803

                Sep-20                                   Aug-25
               12.4907                                  13.2785
               11.1270                                  11.7600
               11.9673                                  12.6889

                Oct-20                                   Sep-25
               13.7817                                  12.0713
               12.2756                                  10.6898
               13.2035                                  11.5348

                Nov-20                                   Oct-25
               12.8915                                  14.2265
               11.4814                                  12.5977
               12.3500                                  13.5940

                Dec-20                                   Nov-25
               12.8905                                  12.8496
               11.4791                                  11.3776
               12.3484                                  12.2779

                Jan-21                                   Dec-25
               13.3191                                  12.4478
               11.8594                                  11.0213
               12.7583                                  11.8937

                Feb-21                                   Jan-26
               12.1073                                  13.7354
               10.7792                                  12.1603
               11.5970                                  13.1235

                Mar-21                                   Feb-26
               14.2683                                  12.8492
               12.7016                                  11.3749
               13.6661                                  12.2764

                Apr-21                                   Mar-26
               13.7752                                  14.2260
               12.2612                                  12.5927
               13.1932                                  13.5913

                May-21                                   Apr-26
               13.3150                                  12.8491
               11.8502                                  11.3735
               12.7518                                  12.2756

                Jun-21                                   May-26
               12.4819                                  13.2774
               11.1075                                  11.7519
               11.9533                                  12.6844

                Jul-21                                   Jun-26
               13.7721                                  12.0705
               12.2543                                  10.6829

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

               13.1881                                  11.5310

                Aug-21                                   Jul-26
               12.8826                                  14.2260
               11.4615                                  12.5898
               12.3358                                  13.5899

                Sep-21                                   Aug-26
               12.8817                                  12.8494
               11.4593                                  11.3707
               12.3342                                  12.2745

                Oct-21                                   Sep-26
               13.3101                                  12.4480
               11.8391                                  11.0149
               12.7438                                  11.8908

                Nov-21                                   Oct-26
               12.0992                                  13.7359
               10.7609                                  12.1540
               11.5839                                  13.1207

                Dec-21                                   Nov-26
               14.2588                                  12.8499
               12.6801                                  11.3696
               13.6508                                  12.2742

                Jan-22                                   Dec-26
               12.8780                                  12.8501
               11.4510                                  11.3693
               12.3283                                  12.2741

                Feb-22                                   Jan-27
               12.0967                                  13.2788
               10.7550                                  11.7479
               11.5797                                  12.6833

                Mar-22                                   Feb-27
               14.7838                                  12.0720
               13.1427                                  10.6799
               14.1513                                  11.5304

                Apr-22                                   Mar-27
               13.3046                                  14.2284
               11.8263                                  12.5862
               12.7348                                  13.5895

                May-22                                   Apr-27
               13.3037                                  13.7379
               11.8243                                  12.1524
               12.7333                                  13.1212

                Jun-22                                   May-27
               12.8737                                  13.2808
               11.4408                                  11.7471
               12.3211                                  12.6841

                Jul-22                                   Jun-27
               13.3020                                  12.4513
               11.8201                                  11.0129
               12.7304                                  11.8917

                Aug-22                                   Jul-27
               12.0920                                  13.7401

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

               10.7437                                  12.1531
               11.5718                                  13.1224

                Sep-22                                   Aug-27
               13.7589                                  12.8544
               12.2236                                  11.3688
               13.1664                                  12.2761

                Oct-22                                   Sep-27
               13.2994                                  12.8549
               11.8141                                  11.3691
               12.7261                                  12.2767

                Nov-22                                   Oct-27
               12.4673                                  13.2844
               11.0739                                  11.7480
               11.9294                                  12.6866

                Dec-22                                   Nov-27
               13.7562                                  12.0777
               12.2175                                  10.6808
               13.1620                                  11.5340

                Jan-23                                   Dec-27
               12.8679                                  14.2352
               11.4274                                  12.5895
               12.3115                                  13.5945

                Feb-23                                   Jan-28
               12.4649                                  12.8588
               11.0685                                  11.3713
               11.9255                                  12.2799

                Mar-23                                   Feb-28
               14.7723                                  12.0805
               13.1161                                  10.6831
               14.1324                                  11.5366

                Apr-23                                   Mar-28
               12.8655                                  14.7665
               11.4219                                  13.0578
               12.3076                                  14.1015

                May-23                                   Apr-28
               12.4627                                  12.8626
               11.0631                                  11.3742
               11.9217                                  12.2831

                Jun-23                                   May-28
               13.7511                                  12.4617
               12.2058                                  11.0199
               13.1537                                  11.9006

                Jul-23                                   Jun-28
               13.2920                                  13.7522
               11.7971                                  12.1610
               12.7139                                  13.1332

                Aug-23                                   Jul-28
               12.4605                                  13.2958
               11.0581                                  11.7575
               11.9181                                  12.6972

                Sep-23                                   Aug-28

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

               13.2905                                  12.4667
               11.7935                                  11.0239
               12.7114                                  11.9053

                Oct-23                                   Sep-28
               13.2897                                  13.2994
               11.7918                                  11.7613
               12.7102                                  12.7007

                Nov-23                                   Oct-28
               12.8604                                  13.3017
               11.4098                                  11.7634
               12.2990                                  12.7029

                Dec-23                                   Nov-28
               13.2884                                  12.8745
               11.7883                                  11.3860
               12.7078                                  12.2951

                Jan-24                                   Dec-28
               12.0797                                  13.3065
               10.7152                                  11.7673
               11.5515                                  12.7074

                Feb-24                                   Jan-29
               13.7452                                  12.0988
               12.1913                                  10.7009
               13.1436                                  11.5548

                Mar-24                                   Feb-29
               13.7445                                  13.7696
               12.1896                                  12.1787
               13.1424                                  13.1513

                Apr-24                                   Mar-29
               12.0780                                  14.2645
               10.7107                                  12.6181
               11.5484                                  13.6244

                May-24                                   Apr-29
               14.2341                                  12.8875
               12.6216                                  11.4000
               13.6095                                  12.3088

                Jun-24                                   May-29
               12.8560                                  12.8900
               11.3986                                  11.4024
               12.2914                                  12.3122

                Jul-24                                   Jun-29
               12.4537                                  13.3235
               11.0410                                  11.7872
               11.9063                                  12.7265

                Aug-24                                   Jul-29
               13.7415                                  13.3278
               12.1816                                  11.7915
               13.1370                                  12.7305

                Sep-24                                   Aug-29
               12.8544                                  12.9001
               11.3943                                  11.4153
               12.2884                                  12.3244

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

                Oct-24                                   Sep-29
               12.8540                                  12.9050
               11.3928                                  11.4215
               12.2875                                  12.3290

                Nov-24                                   Oct-29
               13.2820                                  12.5058
               11.7712                                  11.0694
               12.6962                                  11.9482

                Dec-24                                   Nov-29
               13.2814                                  13.8050
               11.7698                                  12.2206
               12.6953                                  13.1902

                Jan-25                                   Dec-29
               12.4510                                  13.3490
               11.0329                                  11.8189
               11.9009                                  12.7561

                Feb-25                                   Jan-30
               13.2805                                  12.1407
               11.7673                                  10.7517
               12.6935                                  11.6027

                Mar-25                                   Feb-30
               14.2287                                  13.8217
               12.6063                                  12.2426
               13.5993                                  13.2104

                Apr-25                                   Mar-30
               12.4498                                  14.3234
               11.0293                                  12.6905
               11.8986                                  13.6901

                May-25                                   Apr-30
               13.7373                                  12.1600
               12.1691                                  10.7745
               13.1287                                  11.6236

                Jun-25                                   May-30
               12.8508                                  14.3387
               11.3827                                  12.7086
               12.2809                                  13.7089

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

          DISTRIBUTION DATE                       DISTRIBUTION DATE
        GROUP I LOAN CAP (%)                     GROUP I LOAN CAP (%)
        GROUP II LOAN CAP (%)                    GROUP II LOAN CAP (%)
             WAC CAP (%)                              WAC CAP (%)
-------------------------------------   -------------------------------------

                Jun-30                                   Aug-31
               12.9606                                  13.5752
               11.4909                                  12.3045
               12.3915                                  13.0995

                Jul-30                                   Sep-31
               12.5634                                  12.3669
               11.1433                                  11.2602
               12.0148                                  11.9607

                Aug-30                                   Oct-31
               13.8681                                  14.5793
               12.3121                                  13.3876
               13.2677                                  14.1413

                Sep-30                                   Nov-31
               12.9798                                  13.1614
               11.5318                                  12.2165
               12.4218                                  12.8229

                Oct-30                                   Dec-31
               12.9874                                  12.7438
               11.5485                                  12.0097
               12.4338                                  12.4868

                Nov-30                                   Jan-32
               13.4289                                  14.0595
               11.9518                                  13.3269
               12.8615                                  13.7930

                Dec-30                                   Feb-32
               13.4373                                  13.1408
               11.9690                                  12.5348
               12.8757                                  12.9245

                Jan-31                                   Mar-32
               12.6083                                  13.1293
               11.2470                                  12.6446
               12.0875                                  12.9551

                Feb-31                                   Apr-32
               13.4582                                  14.0126
               12.0190                                  13.4782
               12.9120                                  13.8268

                Mar-31                                   May-32
               14.4366                                  13.5115
               12.9131                                  13.0200
               13.8568                                  13.3236

                Apr-31                                   Jun-32
               12.6450                                  12.5985
               11.3313                                  12.1121
               12.1466                                  12.4206

                May-31                                   Jul-32
               13.9696                                  13.6599
               12.5420                                  13.1617

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              SEPTEMBER 13, 2002

               13.4320                                  13.5019

                Jun-31                                   Aug-32
               13.0875                                  10.4766
               11.7846                                  11.2668
               12.5971                                  10.7353

                Jul-31
               13.1097
               11.8396
               12.6341



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.